                                                                       EX-99.9.a

                                                                  Delaware Funds

                         FORM OF MUTUAL FUND CUSTODY AND
                               SERVICES AGREEMENT

     THIS  AGREEMENT,  effective  as of the __ day of ___,  2007,  and is by and between  each  investment  company  listed on  Appendix  D  (referred  to herein individually  as the "Fund" and  collectively,  as the "Funds") and MELLON BANK,
N.A. (referred to herein as the "Custodian") a national banking association with its  principal  place of  business  at One  Mellon  Center,  500  Grant  Street,
Pittsburgh,  Pennsylvania 15258. As a matter of administrative convenience, this
Agreement is entered into by and between the Custodian and multiple Funds,  each on behalf of their  respective  Series (as hereinafter  defined).  Nevertheless, this  Agreement  shall be construed to constitute a separate  Agreement  between each such Fund, on behalf of its Series,  and the  Custodian.  As such, the term
Fund is used in the singular herein.

                              W I T N E S S E T H:

     WHEREAS,  the Fund is  authorized  to issue shares in separate  series with each such series  representing  interests in a separate  portfolio of securities and other assets,  and the Fund has made the Series listed on Appendix D subject to this Agreement (each such series, together with all other series subsequently established by the Fund and made subject to the Agreement in accordance with the terms  hereof,  shall be  referred  to as a  "Series"  and  collectively  as the
"Series");

     WHEREAS,  the Fund and the  Custodian  desire to set forth their  agreement with  respect  to the  custody  of the  Series'  Securities  and  cash  and  the processing of Securities transactions;

     WHEREAS,  the Board desires to delegate certain of its responsibilities for performing  the services set forth in  paragraphs  (c)(1),  (c)(2) and (c)(3) of
Rule 17f-5 to the Custodian as a Foreign Custody Manager;

     WHEREAS,  the Custodian  agrees to accept such  delegation  with respect to
Assets; and

     WHEREAS,  the  Custodian  agrees  to  perform  the  function  of a  Primary
Custodian under Rule 17f-7;

     NOW THEREFORE, the Fund and the Custodian agree as follows:

                                   DEFINITIONS

     The following  words and phrases,  unless the context  requires  otherwise, shall have the following meanings:

1.   "Act":  the Investment  Company  Act of 1940 and the Rules and  Regulations
thereunder, all as amended from time to time.

2.   "Agreement": this agreement and any amendments.

3.   "Assets": any  Securities and other assets and investments of the Fund and/
or Series,  including  foreign  currencies and investments for which the primary market is outside the United States,  and such cash and cash  equivalents as are reasonably  necessary to effect the Fund's and/or Series'  transactions  in such investments.

4.   "Authorized Person":  any  person,  whether  or not  any  such person is an officer or employee of the Fund,  duly  authorized  by the Fund to add or delete jurisdictions  pursuant  to Article II and to give  Instructions  on behalf of a
Series which is listed in the  Certificate  annexed hereto as Appendix A or such other Certificate as may be received by the Custodian from time to time.

5.  "Board": the Board of Directors/Trustees (or the body authorized to exercise authority  similar to that of the board of  directors of a  corporation)  of the
Fund.

6.   "Book-Entry  System":  the Federal Reserve/Treasury  book-entry  system for
United States and federal agency Securities, its successor or successors and its nominee or nominees.

7.   "Business Day": any day on which the Series,  the Custodian, the Book-Entry
System and appropriate clearing corporation(s) are open for business.

8.   "Certificate":  any  notice, instruction  or other  instrument  in writing, authorized or required by this Agreement to be given to the Custodian,  which is actually  received  by the  Custodian  and  signed  on  behalf of a Series by an
Authorized Person or Persons designated by the Board to issue a Certificate.

9.   "Eligible Securities Depository": the meaning of the term set forth in Rule
17f-7(b)(1).

10.  "Foreign  Countries":  the jurisdictions listed on Appendix C for which the
Custodian makes available Foreign  Custodians,  as such list may be amended from time to time in accordance with Article II.

11. "Foreign Custodian": (a) a banking institution or trust company incorporated or organized  under the laws of a country other than the United States,  that is regulated  as such by the  country's  government  or an agency of the  country's government; (b) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank-holding  company;  or (c) any entity,  other than a Securities  Depository, with  respect to which  exemptive  or  no-action  relief has been granted by the
Securities and Exchange Commission to act as an eligible foreign custodian under
Rule 17f-5. For the avoidance of doubt,  the term "Foreign  Custodian" shall not include Euroclear,  Clearstream,  Bank One or any other transnational system for the central  handling of  securities or  equivalent  book-entries  regardless of whether  or not such  entities  or  their  service  providers  are  acting  in a custodial  capacity with respect to Assets,  Securities or other property of the
Series.

12.  "Foreign Custody Manager": the meaning set forth in Rule 17f-5(a)(3).

13.  "Instructions":  (i) all  directions  to the  Custodian  from an Authorized
Person  pursuant to the terms of this  Agreement;  (ii) all  directions by or on behalf of the Fund to the  Custodian  in its  corporate  capacity (or any of its affiliates) with respect to contracts for foreign exchange; (iii) all directions by or on behalf of the Fund pursuant to an agreement  with  Custodian (or any of its affiliates) with respect to benefit disbursement  services or information or transactional  services  provided via a web site  sponsored by the Custodian (or any of its affiliates)  (e.g., the "Workbench web site") and (iv) all directions by or on behalf of the Fund pursuant to any other agreement or procedure between the Custodian  (or any of its  affiliates)  and the Fund,  if such  agreement or procedure specifically provides that authorized persons thereunder are deemed to be authorized to give instructions  under this Agreement.  Instructions shall be in  writing,  transmitted  by first  class  mail,  overnight  delivery,  private courier,  facsimile,  or  shall be an  electronic  transmission  subject  to the
Custodian's  policies and procedures,  other  institutional  delivery systems or trade  matching  utilities as directed by an Authorized  Person and supported by the  Custodian,  or  other  methods  agreed  upon in  writing  by the  Fund  and
Custodian.  The Custodian  may, in its  discretion,  accept oral  directions and instructions from an Authorized Person and may require  confirmation in writing.
However,  where the Custodian  acts on an oral  direction  prior to receipt of a written confirmation,  the Custodian shall not be liable if a subsequent written confirmation fails to conform to the oral direction.

14.  "Primary Custodian": the meaning set forth in Rule 17f-7(b)(2).

15.  "Prospectus":  a Series'  current  registration  statement,  including  the prospectus and statement of additional information, relating to the registration of the Shares under the Securities Act of 1933, as amended, and the Act.

16.  "Risk Analysis": the analysis required under Rule 17f-7(a)(1)(i)(A).

17.  "Rules 17f-4,  17f-5 and 17f-7":  such Rules as  promulgated  under Section
17(f) of the Act, as such rules (and any successor rules or regulations)  may be amended from time to time.

18.  "Security" or  "Securities":  bonds,  debentures,  notes,  stocks,  shares, evidences of  indebtedness,  and other  securities,  commodities,  interests and investments from time to time owned by the Series.

19.  "Securities Depository": a system for the central handling of securities as defined in Rule 17f-4.

20.  "Shares": shares of each Series, however designated.

                        ARTICLE I. - CUSTODY PROVISIONS

1. Appointment of Custodian. The Board appoints the Custodian, and the Custodian accepts  appointment,  as custodian of all the Assets at the time owned by or in the  possession  of the Series  during the period of this  Agreement.  The Board shall not appoint any other  custodian  for any Assets of any Series  during the
Initial Term.

2. Custody of Cash and Securities.

     a.  Receipt and Holding of Assets.  The Series will  deliver or cause to be delivered to the  Custodian all Assets owned by it at any time during the period of this Custody Agreement. The Custodian will not be responsible for such Assets until actually received. The Board specifically authorizes the Custodian to hold
Assets  or other  property  of the  Series  with any  domestic  subcustodian  or
Securities   Depository,   and  Foreign   Custodians   or  Eligible   Securities
Depositories  in the  Foreign  Countries  as  provided  in Article II, as may be directed by the Fund or its investment  adviser or  subadviser,  as the case may
be.  Assets of the Series  deposited  in a  Securities  Depository  or  Eligible
Securities  Depositories  will be  reflected  in an  account or  accounts  which include  only  assets  held by the  Custodian  or a  Foreign  Custodian  for its customers.

     b.  Disbursements  of Cash and Delivery of Securities.  The Custodian shall disburse  cash or deliver out  Securities  only for the purposes  listed  below.
Instructions  must specify or evidence the purpose for which any  transaction is to  be  made  and  the  Series  shall  be  solely  responsible  to  assure  that
Instructions  are in accord with any limitations or  restrictions  applicable to the Series:

          (1) In payment for Securities purchased for the applicable Series;

          (2) In payment of dividends or distributions with respect to Shares;

          (3) In payment for Shares which have been  redeemed by the  applicable
Series;

          (4) In payment of taxes;

          (5) When Securities are sold, called, redeemed,  retired, or otherwise become payable;

          (6) In exchange for, or upon conversion  into,  other securities alone or other  securities  and cash  pursuant  to any plan or merger,  consolidation, reorganization, recapitalization, readjustment or other similar transactions;

          (7) Upon  conversion of Securities  pursuant to their terms into other securities;

          (8) Upon exercise of  subscription,  purchase or other similar  rights represented by Securities;

          (9) For the  payment of  interest,  management  or  supervisory  fees, distributions or operating expenses;

          (10) In  payment  of fees and in  reimbursement  of the  expenses  and liabilities of the Custodian attributable to the applicable Series;

          (11) In connection  with any  borrowings by the  applicable  Series or short sales of securities requiring a pledge of Assets, but only against receipt of amounts borrowed;

          (12) In  connection  with any  loans,  but  only  against  receipt  of adequate  collateral  as  specified  in  Instructions  which  shall  reflect any restrictions applicable to the Series;

          (13) For the purpose of redeeming  Shares of the capital  stock of the applicable  Series and the delivery to, or the  crediting to the account of, the
Custodian or the applicable  Series' transfer agent, such Shares to be purchased or redeemed;

          (14) For the purpose of  redeeming  in kind  Shares of the  applicable
Series  against  delivery  to the  Custodian,  its  subcustodian  or the Series'
transfer agent of such Shares to be so redeemed;

          (15) For delivery in accordance  with the  provisions of any agreement among  the  Fund,  the  Custodian  and  a  broker-dealer  registered  under  the
Securities  Exchange  Act of 1934  (the  "Exchange  Act")  and a  member  of The
National  Association  of  Securities  Dealers,   Inc.  ("NASD"),   relating  to
compliance  with  the  rules  of The  Options  Clearing  Corporation  and of any registered  national  securities  exchange,  or of any similar  organization  or organizations,  regarding  escrow  or  other  arrangements  in  connection  with transactions  by the  Fund.  The  Custodian  will  act only in  accordance  with
Instructions in the delivery of Securities to be held in escrow and will have no responsibility  or  liability  for any such  Securities  which are not  returned promptly when due other than to make proper requests for such return;

          (16) For spot or forward foreign  exchange  transactions to facilitate security trading, receipt of income from Securities or related transactions;

          (17) Upon the termination of this Agreement;

          (18) In connection with non-certificated  investments  including,  but
not  limited  to:  deposit   obligations,   repurchase   agreements,   and  swap
transactions,  loan  participations,  options and futures transactions and other derivative investments;

          (19) For other proper  purposes as may be  specified  in  Instructions issued by an  Authorized  Person of the Fund which shall  include a statement of the purpose for which the  delivery or payment is to be made,  the amount of the payment or specific Assets to be delivered, the name of the person or persons to whom  delivery  or payment is to be made,  and a  Certificate  stating  that the purpose is a proper purpose under the instruments governing the Fund; and

          (20) For delivery of Assets of the Fund as set forth under  Article I,
Section 7.

     c. Actions Which May be Taken Without  Instructions.  Unless an Instruction
to the contrary is received, the Custodian shall:

          (1)  Collect all income due or payable,  provided  that the  Custodian shall not be responsible  for the failure to receive payment of (or late payment
of) distributions or other payments with respect to Assets held in the account;

          (2) Present for payment and collect the amount payable upon all Assets which may mature or be called,  redeemed,  retired or otherwise  become payable.
Notwithstanding the foregoing, the Custodian shall have no responsibility to the
Series for monitoring or ascertaining  any call,  redemption or retirement dates with respect to put bonds or similar  instruments  which are owned by the Series and held by the Custodian or its nominees  where such dates are not published in sources  routinely  used by the  Custodian.  Nor  shall the  Custodian  have any responsibility  or  liability  to the  Series for any loss by the Series for any missed  payments or other  defaults  resulting  therefrom,  unless the Custodian received  timely  notification  from the Series  specifying the time,  place and manner for the  presentment of any such put bond owned by the Series and held by the Custodian or its nominee. The Custodian shall not be responsible and assumes no liability for the accuracy or completeness of any  notification the Custodian may furnish to the Series with respect to put bonds or similar instruments;

          (3) Surrender Securities in temporary form for definitive Securities;

          (4) Hold directly,  or through a Securities Depository with respect to
Securities  therein  deposited,  for the  account of the  applicable  Series all rights and similar  Securities issued with respect to any Securities held by the
Custodian hereunder for that Series;

          (5) Submit or cause to be  submitted to the  applicable  Series or its investment  advisor as designated by the Fund information  actually  received by the Custodian regarding ownership rights, including proxies pertaining to Assets held for the applicable Series;

          (6)  Deliver  or cause to be  delivered  any  Securities  held for the applicable  Series in exchange  for other  Securities  or cash issued or paid in
connection   with  the   liquidation,   reorganization,   refinancing,   merger,
consolidation or  recapitalization  of any  corporation,  or the exercise of any conversion privilege;

          (7)  Deliver  or cause to be  delivered  any  Securities  held for the applicable Series to any protective committee, reorganization committee or other person in connection with the reorganization, refinancing, merger, consolidation or recapitalization  or sale of assets of any corporation,  and receive and hold under the terms of this Agreement such certificates of deposit, interim receipts or other  instruments  or  documents  as may be  issued to it to  evidence  such delivery;

          (8) Make or cause to be made such transfers or exchanges of the Assets specifically  allocated  to the  applicable  Series and take such other steps as shall be stated in Instructions  to be for the purpose of effectuating  any duly
authorized  plan  of  liquidation,   reorganization,  merger,  consolidation  or
recapitalization of the applicable Series;

          (9) Deliver  Securities upon the receipt of payment in connection with any repurchase agreement related to such Securities entered into by the Series;

          (10) Deliver  Securities owned by the applicable  Series to the issuer thereof or its agent  when such  Securities  are  called,  redeemed,  retired or otherwise become payable;  provided,  however, that in any such case the cash or other  consideration  is to be delivered to the Custodian.  Notwithstanding  the foregoing,  the  Custodian  shall  have  no  responsibility  to the  Series  for monitoring or ascertaining any call, redemption or retirement dates with respect to the put bonds or similar  instruments  which are owned by the Series and held by the  Custodian or its nominee  where such dates are not  published in sources routinely used by the Custodian. Nor shall the Custodian have any responsibility or liability to the Series for any loss by the Series for any missed  payment or
other  default  resulting   therefrom  unless  the  Custodian   received  timely
notification  from the  Series  specifying  the time,  place and  manner for the presentment  of any such put bond owned by the Series and held by the  Custodian or its nominee.  The Custodian shall not be responsible and assumes no liability to the Series for the accuracy or completeness of any notification the Custodian may  furnish  to the  applicable  Series  with  respect  to put bonds or similar investments but shall provide the Fund with information  concerning such notices received;

          (11)  Endorse and collect all checks,  drafts or other  orders for the payment of money  received by the  Custodian  for the account of the  applicable
Series;

          (12)  Report the Asset  positions  of a Series as of such dates as the
Fund and the Custodian may agree upon, in accordance  with methods  consistently followed and uniformly applied.  It is hereby expressly  acknowledged and agreed that  any  Asset  values  that may be  reflected  in any  such  report  shall be furnished by the Custodian solely on an  accommodation  basis and is provided to or for the  benefit of the Fund (or the  Fund's  service  provider  or agent) as general information and is not intended to be a comprehensive  summary or report of the value of the Assets comprising a Series. No representation is made by the
Custodian as to the accuracy or completeness  of any such values.  The Custodian does not undertake any duty or responsibility to notify or otherwise provide any updates or other revisions with respect to any such values. It is hereby further expressly acknowledged and agreed that the Custodian shall not be liable for any loss,  cost,  damage,  expense,  liability  or claim  directly or indirectly relating to any such values reflected on any such report for a Series provided by the Custodian; and

          (13) Execute any and all  documents,  agreements or other  instruments and take all actions as may be necessary or desirable for the  accomplishment of the purposes of this Agreement.

     d.  Confirmation  and  Statements.  Promptly after the close of business on each Business Day, the  Custodian  shall furnish each Series with  confirmations and a summary of all  transfers to or from the account of the Series during such
Business Day. Where  Securities  purchased by a Series are in a fungible bulk of securities  registered in the name of the Custodian (or its nominee) or shown on the Custodian's account on the books of a Securities  Depository,  the Custodian shall by  book-entry  or otherwise  identify  the  quantity of those  securities belonging to that Series.  At least  monthly,  the Custodian  shall furnish each
Series with a detailed statement of the Securities and other Assets held for the
Series under this Custody Agreement.

     e.  Registration  of  Securities.  The  Custodian is authorized to hold all
Securities,  Assets, or other property of each Series in nominee name, in bearer form or in book-entry form. The Custodian may register any Securities, Assets or other property of each Series in the name of the Fund or the Series, in the name of the Custodian, any domestic subcustodian or Foreign Custodian, in the name of any  duly  appointed  registered  nominee  of such  entity,  or in the name of a
Securities  Depository  or  its  successor  or  successors,  or its  nominee  or nominees. The Fund agrees to furnish to the Custodian appropriate instruments to enable  the  Custodian  to hold or deliver in proper  form for  transfer,  or to register  in the name of its  registered  nominee  or in the name of a  domestic subcustodian,  Foreign Custodian or Securities Depository,  any Securities which the  Custodian may hold for the account of the  applicable  Series and which may from  time to time  be  registered  in the  name of the  Fund or the  applicable
Series.

     f.  Reporting  and  Recordkeeping.  The  ownership of the property  whether securities,  cash and/or other property,  and whether held by the Custodian or a subcustodian or in a depository,  clearing agency or clearing  system,  shall be clearly recorded on the Custodian's books as belonging to the Series and not for the Custodian's own interest.  Where  certificates are legended or otherwise not fungible  with  publicly  traded  certificates  (and in other  cases  where  the
Custodian and the Series may agree),  the Series  reserves the right to instruct the Custodian as to the name only in which such  securities  shall be registered and the Custodian, to the extent reasonably practicable,  shall comply with such
Instructions;  provided,  however, if the Custodian  reasonably  determines that compliance with such Instructions is not reasonably practicable or otherwise may conflict with applicable  law, rule or regulation,  the Custodian shall promptly notify the Series and shall comply with reasonable  alternatives as to which the parties may agree.  The Custodian  shall keep accurate and detailed  accounts of all investments,  receipts, disbursements and other transactions for the Series.
All accounts,  books and records of the Custodian relating thereto shall be open to inspection and audit

at all  reasonable  times during normal  business  hours of the Custodian by any person designated by the Series.  All such books,  records and accounts shall be maintained and preserved in the form  reasonably  requested by the Series and in accordance  with the Act and the Rules and  Regulations  thereunder,  including, without limitation,  Section 31 thereof and Rule 31a-1 and 31a-2 thereunder. All books,  records  and  accounts  pertaining  to  the  Series,  which  are  in the possession  of the  Custodian,  shall  be the  property  of the  Fund  and  such materials or (unless the delivery of original  materials is required pursuant to applicable law) legible copies thereof in a format reasonably  acceptable to the
Fund, shall be surrendered promptly upon request;  provided,  however,  that the
Custodian  shall be entitled to retain a copy or the original of any such books, records and accounts as may be required or permitted by  applicable  law and the
Custodian's own policies and procedures. The Custodian will supply to the Series from time to time,  as  mutually  agreed  upon,  a  statement  in respect to any property of the Series held by the Custodian or by a subcustodian.

     g. Segregated Accounts.  Upon receipt of Instructions,  the Custodian will, from time to time  establish,  segregated  accounts on behalf of the  applicable
Series to hold and deal with specified Assets as shall be directed.

3.   Settlement of Series Transactions.

     a.  Customary  Practices.  Settlement  of  transactions  may be effected in accordance with trading and processing  practices  customary in the jurisdiction or market where the transaction  occurs. The Fund acknowledges that this may, in certain  circumstances,  require the delivery of Assets  without the  concurrent receipt of Securities (or other  property) or cash. In such  circumstances,  the
Custodian  shall have no  responsibility  for  nonreceipt  of payments  (or late payment) or  nondelivery  of Securities or other  property (or late delivery) by the counterparty.

     b. Contractual Income. The Custodian shall credit the applicable Series, in accordance with the Custodian's  standard operating  procedure,  with income and maturity  proceeds on  Securities  on the  contractual  payment dates net of any taxes or upon actual  receipt.  To the extent the  Custodian  credits  income on contractual  payment date, the Custodian may reverse such accounting  entries to the  contractual  payment date if the  Custodian  reasonably  believes that such amount will not be received.

     c. Contractual  Settlement.  The Custodian will attend to the settlement of
Securities  transactions in accordance with the Custodian's  standard  operating procedure,  on the basis of either  contractual  settlement  date  accounting or actual  settlement date accounting.  To the extent the Custodian settles certain
Securities  transactions on the basis of contractual settlement date accounting, the Custodian may reverse to the contractual  settlement date any entry relating to such contractual  settlement if the Custodian  reasonably  believes that such amount will not be received.

4.   Lending of Securities.  The Custodian  may lend the Assets of the Series in accordance  with the terms and  conditions  of one or more

separate securities lending agreements, approved by the Fund.

5.   Persons Having Access to Assets of the Series.

     a. No trustee or agent of the Fund, and no officer,  director,  employee or agent of the Fund's investment  adviser,  of any  sub-investment  adviser of the
Fund, or of the Fund's  administrator,  shall have physical access to the assets of the Series held by the  Custodian or be  authorized  or permitted to withdraw any investments of the Series, nor shall the Custodian deliver any Assets of the
Series  to any such  person.  No  officer,  director,  employee  or agent of the
Custodian  who holds any similar  position with the Fund's  investment  adviser, with any  sub-investment  adviser of the Fund or with the  Fund's  administrator shall have access to the Assets of the Series.

     b. Nothing in this Section 5 shall  prohibit any duly  authorized  officer, employee  or  agent  of the  Fund,  or any duly  authorized  officer,  director, employee or agent of the investment  adviser,  of any sub-investment  adviser of the Series or of the  Series'  administrator,  from giving  Instructions  to the
Custodian or executing a  Certificate  so long as it does not result in delivery of or access to Assets of the Series prohibited by paragraph (a) of this Section
5.

6.   Standard of Care; Scope of Custodial Responsibilities.

     a. Standard of Care. The Custodian shall be required to exercise reasonable care with respect to its duties under this Agreement unless otherwise provided.

          (1)  Notwithstanding  any  other  provision  of  this  Agreement,  the
     Custodian  shall not be liable  for any loss or damage,  including  counsel fees, resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of the negligence or willful misconduct of the Custodian or any agent,  subcustodian or Foreign Custodian appointed by the Custodian.

          (2) The  Custodian  may  consult  with the  Custodian's  or the Fund's counsel  with  respect  to any  matter  arising  in  connection  with  this
     Agreement,  and the Custodian  shall not be liable nor  accountable for any action taken or omitted by it in good faith in  accordance  with the advice of such counsel.  To the extent  possible,  the Custodian  shall notify the
     Fund at any time the  Custodian  believes  it needs  advice  of the  Fund's counsel with regard to the Custodian's responsibilities and duties pursuant to this Agreement. If the Custodian wishes to seek and rely on legal advice from  counsel  that is  neither  the  Custodian's  counsel  nor the  Fund's counsel,  and the Custodian  seeks to be  reimbursed  for the counsel fees, then the  Custodian  must notify and seek prior  approval  of the  affected
     Fund, which shall not be unreasonably  withheld.  The Custodian shall in no event be liable to a Fund or any Fund  shareholder or beneficial  owner for any action reasonably taken or omitted pursuant to such advice.

     b. Scope of Duties.  Without limiting the generality of the foregoing,  the

                                       10

Custodian shall be under no duty or obligation to inquire into, and shall not be liable for:

          (1)  The  acts  or  omissions  of  any  agent  appointed  pursuant  to
Instructions of the Fund or its investment  advisor  including,  but not limited to,  any  broker-dealer  or  other  entity  to hold  any  Assets  of the Fund as collateral or otherwise pursuant to any investment strategy.

          (2) The title,  genuineness or validity of the issue of any Securities purchased by the Series, the legality of the purchase thereof,  or the propriety of the amount paid therefor;

          (3) The  legality of the sale of any  Securities  by the Series or the propriety of the amount for which the same are sold;

          (4)  The  legality  of  the  issue  or  sale  of  any  Shares,  or the sufficiency of the amount to be received therefor;

          (5) The legality of the redemption of any Shares,  or the propriety of the amount to be paid therefor;

          (6) The legality of the declaration or payment of any  distribution of the Series; or

          (7) The legality of any  borrowing  for  temporary  administrative  or emergency purposes.

     c. No Liability  Until Receipt.  The Custodian  shall not be liable for, or considered to be the Custodian of, any money,  whether or not represented by any check,  draft, or other  instrument for the payment of money,  received by it on behalf of the Series,  until the Custodian  actually  receives and collects such money.

     d. Amounts Due from Transfer Agent.  The Custodian shall not be required to effect  collection  of any amount due to the Series  from the  Series'  transfer agent nor be required to cause payment or distribution by such transfer agent of any amount paid by the Custodian to the transfer agent.

     e. Collection Where Payment Refused. The Custodian shall not be required to take action to effect  collection of any amount,  if the  Securities  upon which such amount is payable are in default, if payment is refused after due demand or presentation,  or with respect to any insolvency or similar  proceeding,  unless and until it shall be  directed  to take such  action and it shall be assured to its satisfaction of reimbursement of its related costs and expenses.

     f. No Duty to Ascertain  Authority.  The  Custodian  shall not be under any duty or obligation to ascertain  whether any Assets at any time  delivered to or held by it for the Series are such as may  properly be held by the Series  under the provisions of its governing instruments or Prospectus.

                                       11

     g. Reliance on  Instructions.  The Custodian shall be entitled to rely upon any Instruction, notice or other instrument in writing received by the Custodian and  reasonably  believed by the  Custodian to be genuine and to be signed by an
Authorized  Person of the Series.  Where the  Custodian  is issued  Instructions orally,  the Series acknowledge that if written  confirmation is requested,  the validity of the transactions or enforceability of the transactions authorized by the Series  shall not be affected  if such  confirmation  is not  received or is contrary to oral  Instructions  given. The Custodian shall be fully protected in acting in  accordance  with all such  Instructions  and in failing to act in the absence thereof.  The Custodian shall be under no duty to question any direction of an  Authorized  Person with  respect to the portion of the account over which such  Authorized  Person  has  authority,  to review  any  property  held in the account, to make any suggestions with respect to the investment and reinvestment of the Assets in the account,  or to evaluate or question the performance of any
Authorized  Person.  The Custodian  shall not be  responsible  or liable for any diminution  of value of any Assets held by the  Custodian  or its  subcustodians pursuant to  Instructions.  In following  Instructions,  the Custodian  shall be fully  protected and shall not be liable for the acts or omissions of any person or entity not  selected  or retained by the  Custodian  in its sole  discretion, including but not limited to, any  broker-dealer  or other entity  designated by the Fund or  Authorized  Person to hold Assets of the account as  collateral  or otherwise pursuant to an investment strategy.

7.   Appointment  of  Subcustodians;   Transfer  of  Assets  to Subcustodians or
Brokers.  The  Custodian is hereby  authorized  to appoint one or more  domestic subcustodians (which may be an affiliate of the Custodian) to hold Assets at any time owned by the Series. The Custodian is also hereby  authorized,  when acting pursuant to Instructions, to: 1) place Assets with any Foreign Custodian located
in  a  jurisdiction   which  is  not  a  Foreign  Country  and  with  Euroclear,
Clearstream,  Banc One or any other transnational  depository;  and 2) settle or place  Assets  with a  broker  or any  such  domestic  subcustodian  or  Foreign
Custodian in connection  with  derivative  transactions  of any kind,  including futures,  options,  short  selling,  swaps or other  transactions.  When  acting pursuant to such Instructions, the Custodian shall not be liable for the acts or omissions of any such broker, subcustodian or Foreign Custodian.

8.   Overdraft  Facility  and  Security  for  Payment. In  the  event  that  the
Custodian  receives  Instructions  to make  payments or  transfers  of Assets on behalf of the Series for which  there  would be, at the close of business on the
Business  Day of such  payment  or  transfer,  insufficient  monies  held by the
Custodian on behalf of the Series,  the Custodian  may, in its sole  discretion, provide an overdraft (an  "Overdraft") to the Series in an amount  sufficient to allow the  completion  of such  payment  or  transfer.  Any  Overdraft  provided hereunder:  (a) shall be  payable on the next  Business  Day,  unless  otherwise agreed by the Series and the Custodian;  and (b) shall accrue  interest from the date of the  Overdraft  to the date of  payment  in full by the Series at a rate agreed upon from time to time by the Custodian and the Series or, in the absence of  specific  agreement,  by such  rate as  charged  to other  customers  of the
Custodian  under  procedures  uniformly  applied.  The  Custodian and the Series acknowledge that the purpose of such Overdraft is to temporarily finance the

                                       12

purchase of Securities for prompt  delivery in accordance with the terms hereof, to meet unanticipated or unusual redemptions, to allow the settlement of foreign exchange contracts or to meet other unanticipated Series expenses. The Custodian shall promptly  notify the Series (an "Overdraft  Notice") of any Overdraft.  To
secure  payment of any Overdraft and related  interest and expenses,  the Series hereby grants to the Custodian a first priority  security  interest in and right of setoff  against  the Assets in the  Series'  account,  including  all income, substitutions  and  proceeds,  whether  now  owned or  hereafter  acquired  (the
"Collateral"),  in the full amount of such  Overdraft,  interest  and  expenses;
provided that the Series does not grant the Custodian a security interest in any
Securities issued by an affiliate of the Custodian (as defined in Section 23A of the Federal  Reserve  Act).  The  Custodian  and the Series  intend that, as the securities intermediary with respect to the Collateral, the Custodian's security interest shall  automatically  be perfected when it attaches.  Should the Series fail to pay promptly any amounts owed hereunder, the Custodian shall be entitled to use available  Assets in the Series'  account and to liquidate  Securities in the  account as  necessary  to meet the  Series'  obligations  relating  to such
Overdraft,  interest and expenses.  In any such case,  and without  limiting the foregoing,  the  Custodian  shall be entitled to take such other  actions(s)  or exercise such other options, powers and rights as the Custodian now or hereafter has as a secured creditor under the Pennsylvania  Uniform Commercial Code or any other applicable law.

9.   Tax Obligations.  For  purposes  of this Agreement, "Tax Obligations" shall mean taxes,  withholding,  certification and reporting requirements,  claims for exemptions or refund,  interest,  penalties,  additions to tax and other related expenses.  To the extent that the Custodian has received  relevant and necessary information  with  respect to the  account,  the  Custodian  shall  perform  the following services with respect to Tax Obligations:

     a. The Custodian  shall file claims for  exemptions or refunds with respect to  withheld  foreign  (non-U.S.)  taxes in  instances  in which such claims are appropriate upon receipt of sufficient information;

     b. The Custodian shall withhold  appropriate  amounts,  as required by U.S.
tax laws, with respect to amounts received on behalf of nonresident  aliens upon receipt of Instructions; and

     c. The Custodian  shall provide to the Fund or the  Authorized  Person such information received by the Custodian which could, in the Custodian's reasonable belief,  assist  the Fund or the  Authorized  Person  in the  submission  of any reports or returns  with respect to Tax  Obligations.  The Fund shall inform the
Custodian in writing as to which party or parties shall receive information from the Custodian.

     d. The  Custodian  shall  provide such other  services  with respect to Tax
Obligations,  including  preparation  and filing of tax  returns and reports and payment of amounts  due (to the extent  funded),  as  requested  by the Fund and agreed to by the Custodian in writing.  The Custodian  shall have no independent obligation to determine

                                       13

the  existence  of any  information  with  respect to, or the extent of, any Tax
Obligations  now or  hereafter  imposed on the Fund or the account by any taxing authority. Except as specifically provided herein or agreed to in writing by the
Custodian,  the Custodian shall have no obligations or liability with respect to
Tax Obligations, including, without limitation, any obligation to file or submit returns or reports with any state, foreign or other taxing authorities.

     e. In making payments to service  providers  pursuant to Instructions,  the
Fund  acknowledges that the Custodian is acting as a paying agent and not as the payor, for tax information reporting and withholding purposes.

                 ARTICLE II. - FOREIGN CUSTODY MANAGER SERVICES

1.   Delegation.  The Board   delegates   to  the  Custodian,  and the Custodian
hereby agrees to accept,  responsibility  as the Fund's Foreign  Custody Manager for selecting,  contracting  with and monitoring  Foreign  Custodians in Foreign
Countries in accordance with Rule 17f-5(c).

2.   Changes  to  Appendix C.  Appendix C  may  be amended by written  agreement from time to time to add or delete  jurisdictions by written agreement signed by an Authorized Person of the Fund and the Custodian,  but the Custodian  reserves the right to delete jurisdictions upon reasonable notice to the Series.

3.   Reports  to  Board.   Custodian shall provide written reports notifying the
Board of the placement of Assets with a particular  Foreign Custodian and of any material change in a Series' foreign custody arrangements. Such reports shall be provided to the Board quarterly, except as otherwise agreed by the Custodian and the Fund.

4.   Monitoring  System. In each  case in  which  the  Custodian  has  exercised delegated  authority to place  Assets with a Foreign  Custodian,  the  Custodian
shall  establish  a  system,  to  re-assess  or  re-evaluate   selected  Foreign
Custodians, at least annually in accordance with Rule 17f-5(c)(3).

5.   Standard of Care.  In exercising the delegated authority under this Article
II of the Agreement,  the Custodian agrees to exercise reasonable care, prudence and diligence such as a person having  responsibility for the safekeeping of the
Assets would exercise in like  circumstances.  Contracts with Foreign Custodians shall provide for reasonable  care for Assets based on the standards  applicable to Foreign Custodians in the Foreign Country. In making this determination,  the
Custodian shall consider the provisions of Rule 17f-5(c)(2).

6.   Use of Securities Depositories.  In

                                       14

exercising its delegated authority, the Custodian may assume that the Series and its  investment  adviser  have  determined,  pursuant  to Rule  17f-7,  that the depository  provides  reasonable  safeguards  against custody risks, if a Series decides to place and maintain  foreign Assets with any Securities  Depository as to which the  Custodian  has  provided  the Fund on behalf of such Series with a
Risk Analysis.

7.   Notice of Change of  Subcustodians. The Custodian shall promptly  advise or provide notice to the Series of any change to its subcustodial network.

                      ARTICLE III. - INFORMATION SERVICES

1.   Risk  Analysis. The Custodian will provide the Fund on behalf of the Series with a Risk Analysis with respect to  Securities  Depositories  operating in the
Foreign  Countries.  If the  Custodian is unable to provide a Risk Analysis with respect to a particular Securities Depository, it will notify the Fund on behalf of the Series. Custodian shall advise whether a particular Securities Depository meets the objective standard set forth in applicable provisions of Rule 17f-7 of the  Act.  If a new  Securities  Depository  commences  operation  in one of the
Foreign  Countries,  the Custodian will provide the Fund on behalf of the Series with a Risk  Analysis in a  reasonably  practicable  time after such  Securities
Depository  becomes  operational.  If a new  country is added to Appendix C, the
Custodian  will  provide the Fund on behalf of the Series  with a Risk  Analysis with respect to each  Securities  Depository in that country within a reasonably practicable time after the addition of the country to Appendix C.

2.   Monitoring  of  Securities  Depositories.   The  Custodian will monitor the
custody risks associated with maintaining assets with each Securities Depository for which it has provided the Fund on behalf of the Series with a Risk  Analysis as required  under Rule 17f-7.  The Custodian  will promptly  notify the Fund on behalf of the Series or its investment  adviser of any material  change in these risks.

3.   Use of Agents.  The Custodian may employ agents, including, but not limited to Foreign Custodians, to perform its responsibilities under Sections 1 and 2 of this Article III.

4.   Exercise of Reasonable Care The Custodian  will exercise  reasonable  care, prudence,  and diligence in performing its  responsibilities  under this Article
III.  With respect to the Risk Analyses  provided or monitoring  performed by an agent,  the  Custodian  will exercise  reasonable  care in the selection of such agent,  and shall be  entitled  to rely upon  information  provided by agents so selected  in the  performance  of its  duties  and  responsibilities  under this
Article III.

5.   Liabilities and  Warranties.  While  the

                                       15

Custodian will take reasonable  precautions to ensure that information  provided is accurate,  the Custodian  shall have no liability with respect to information provided to it by third  parties.  Due to the nature and source of  information, and the necessity of relying on various information  sources,  most of which are external to the Custodian,  the Custodian  shall have no liability for direct or indirect use of such information.

                        ARTICLE IV. - GENERAL PROVISIONS

1.   Compensation.

     a. The Fund will  compensate the Custodian for its services  rendered under this Agreement in accordance with the fees set forth on Appendix E (the "Fees"), which schedule may be modified by the Custodian  after the Initial Term upon not less than sixty days prior written  notice to, and the consent of, the Fund. Any undisputed  Fees not paid  within  sixty (60) days of the  invoice  date will be subject to a late charge equal to 1.5% of the Fees remaining unpaid.  Additional charges of 1.5% per month will accrue and be owing on such undisputed and unpaid
Fees for each additional month during which such Fees remain unpaid,  subject to any maximum  amounts  imposed by law. If any Fees are disputed by the Fund,  the
Custodian  and the Fund shall work together in good faith to resolve the dispute promptly.

     b. The Custodian will bill the Fund as soon as practicable after the end of each calendar  month.  The Fund will promptly pay to the Custodian the amount of such billing.

     c. If not paid  directly or timely by the Fund,  the  Custodian  may,  with prior  approval  of the Fund  which  may not be  unreasonably  withheld,  charge against  Assets  held on  behalf of the  Series  compensation  and any  expenses incurred by the  Custodian  in the  performance  of its duties  pursuant to this
Agreement. The Custodian shall also be entitled,  subject to the approval of the
Fund,  to charge  against  Assets of the Series the amount of any loss,  damage, liability  or expense  incurred  with respect to the Series,  including  counsel fees,  for which it shall be entitled to  reimbursement  under the provisions of this Agreement.

2.   Insolvency of Foreign  Custodians.  The Custodian shall be responsible  for losses or damages  suffered by the Series  arising as a result of the insolvency of a Foreign  Custodian  only to the extent that the Custodian  failed to comply with the standard of care set forth in Article II with respect to the  selection and monitoring of such Foreign Custodian.

3.   Liability for  Depositories. The Custodian shall not be responsible for any losses resulting from the deposit or maintenance of Securities,  Assets or other property of the Series with a Securities Depository.

                                       16

4.   Damages. Under no  circumstances  shall the  Custodian  be  liable  for any indirect,  consequential  or special damages with respect to its role as Foreign
Custody Manager, Custodian or information vendor.

5.   Indemnification; Liability of the Series.

     a. The Fund  shall  indemnify  and hold  the  Custodian  harmless  from all liabilities  and costs  and  expenses,  including  reasonable  counsel  fees and expenses,  relating  to or arising  out of the  performance  of the  Custodian's obligations  under  this  Agreement  except  to the  extent  resulting  from the negligence or willful  misconduct of the  Custodian,  any agent or  subcustodian appointed by the Custodian or any of its or their directors,  officers,  agents, nominees or employees,  in the  performance of any functions  hereunder,  or any other  failure to comply with the standard of care  required by this  Agreement.
This provision shall survive the termination of this Agreement.

     b. The  Custodian  shall  indemnify  and hold  the Fund  harmless  from all liabilities  and costs  and  expenses,  including  reasonable  counsel  fees and expenses,  resulting  from:  (i) the  negligence  or willful  misconduct  of the
Custodian, any agent or subcustodian appointed by the Custodian or any of its or their directors,  officers, agents, nominees or employees, in the performance of any  functions  hereunder,  or any other  failure to comply with the standard of care required by this Agreement; or (ii) any burglary,  robbery, hold-up, theft, or  mysterious  disappearance,  including  loss by damage or  destruction.  This provision shall survive the termination of this Agreement.

     c. The Series and the  Custodian  agree  that the  obligations  of the Fund under this  Agreement  shall not be binding upon any of the  directors/trustees, shareholders,  nominees, officers, employees or agents, whether past, present or future,  of the Series,  individually,  but are binding only upon the Assets and other property of the Fund.

6. Force Majeure;  Disaster  Recovery and Business  Continuity.  Notwithstanding
anything in this Agreement to the contrary contained herein, the Custodian shall not be  responsible or liable for its failure to perform under this Agreement or for any losses to the account  resulting  from any event  beyond the  reasonable
control  of  the  Custodian,   its  agents  or  its  subcustodians  (other  than
subcustodians  that were  engaged by the  Custodian  at the  instruction  of the
Fund).  In the event of such  event,  or any  disaster  that  causes a  business interruption,  the  Custodian  shall  act in good  faith and  follow  applicable procedures  in its disaster  recovery and business  continuity  plan and use all commercially reasonable efforts to minimize service interruptions.

     The Custodian represents and warrants that it has implemented and maintains reasonable  procedures and systems (including  reasonable  disaster recovery and business continuity plans and procedures  consistent with legal,  regulatory and business needs  applicable to the  Custodian's  duties under this  Agreement) to safeguard  the  Fund's  records  and data  and the  Custodian's  records,  data, equipment  facilities and other

                                       17

property that it uses in the performance of its obligations  hereunder from loss or damage  attributable to fire,  theft,  or any other cause,  and the Custodian will make such  changes to the  procedures  and systems from time to time as are reasonably required for the secure performance of its obligations hereunder.

7.   Term and Termination.

     a.  The  term of  this  Agreement  shall  begin  on the  date  hereof  (the
"Effective  Date")  and  continue  for an  initial  term of three (3) years (the
"Initial Term").  After the Initial Term expires,  this Agreement shall continue but either (1) the Custodian may terminate this Agreement with respect to a Fund by giving such Fund one hundred twenty (120) days notice in writing,  specifying the date of such  termination,  or (2) a Fund may terminate  this Agreement with respect to such Fund by giving the Custodian  sixty (60) days notice in writing, specifying the date of such termination.

     b. This Agreement may be terminated by the following  party or parties,  as the  case  may  be,  for  one or more of the  following  reasons,  provided  the terminating party or parties provides the applicable written notice to the other party or parties of the reason for such termination:

          (1) NonRenewal:  This Agreement shall terminate with respect to a Fund at the end of the Initial  Term if either the  Custodian  or such Fund  provides notice that it does not want to renew or extend this Agreement at the end of the
Initial Term;

          (2) Mutual  Agreement:  The Custodian and a Fund may mutually agree in writing to terminate this Agreement with respect to such Fund at any time;

          (3) "For Cause":  (A) The Custodian may terminate  this Agreement with respect to a Fund "For Cause," as defined  below,  by  providing  such Fund with written notice of termination  "For Cause" at least 60 days prior to the date of termination  of this  Agreement  with  respect to such  Fund,  or (B) a Fund may terminate  this  Agreement  with  respect  to such Fund "For  Cause," as defined below, by providing the Custodian with written notice of termination "For Cause"
at least 60 days prior to the date of termination of this Agreement with respect to such Fund; or

          (4) Failure to Pay: The Custodian may terminate  this  Agreement  with respect to a Fund if the  Custodian has notified such Fund that it has failed to pay the Custodian any  undisputed  amounts when due under this  Agreement and it has failed to cure such default within 60 days of receipt of such notice (or, if the  Fund has  disputed  any  amounts  in good  faith,  upon  resolution  of the dispute).

For purposes of subparagraph (3) above, "For Cause" shall mean:

                    (A) a material  breach of this  Agreement by any other party that has not been remedied for 30 days  following  written notice by the terminating party that identifies in reasonable detail the alleged failure of the other party to

                                       18

               perform, provided that if such default is capable of being cured, then the other party  shall be entitled to such longer  period as may  reasonably  be  required  to cure such  default if the other party shall have commenced  such cure and is diligently  pursuing same,  but such cure  must be  completed  within  120 days in any event;

                    (B) when any other party  commits  any act or omission  that
               constitutes  gross  negligence,   willful  misconduct,  fraud  or
               reckless  disregard of its or their  duties under this  Agreement and that act or omission results in material adverse consequences to the terminating party;

                    (C)  a   final,   unappealable   judicial,   regulatory   or
               administrative  ruling or order in which any other party has been found guilty of criminal or unethical  behavior in the conduct of its business that directly  relates to the subject  matter of the services provided hereunder; or

                    (D) when any other party shall make a general assignment for
               the  benefit  of  its  creditors  or  any  proceeding   shall  be
               instituted  by or against  the other  party to  adjudicate  it as bankrupt  or  insolvent,  or to seek to  liquidate,  wind up,  or reorganize the other party, or protect or relieve its debts under any law,  or to seek the  entry of an  order  for  relief  or the appointment of a receiver,  trustee or other similar official for it or for a substantial  portion of its assets,  which proceeding shall  remain  unstayed  for sixty  (60) days or the other  party shall have taken steps to authorize  any of the above  actions or has become unable to pay its debts as they mature.

     c. If this  Agreement  is  terminated  by any party with  respect to a Fund
(regardless  of whether it is terminated  pursuant to paragraph (b) above or for any reason other than those  specified in paragraph (b) above),  such Fund shall pay to Custodian on or before the date of such  termination  any  undisputed and unpaid fees owed to, and shall reimburse Custodian for any undisputed and unpaid out-of-pocket  costs and expenses owed to,  Custodian under this Agreement prior to its termination.

     d. If either (1) a Fund terminates this Agreement with respect to such Fund during the Initial Term for any reason  other than those  specified in paragraph
(b) above, or (2) the Custodian terminates this Agreement with respect to a Fund during  the  Initial  Term "For  Cause" or the  Fund's  "failure  to pay"  under subparagraphs  (b)(3) or (b)(4) of this  Section,  respectively,  then such Fund shall be liable to the  Custodian for all provable  actual  damages of Custodian arising from such termination, excluding punitive, special, indirect, incidental and consequential  damages,  and shall reimburse all Costs and Expenses incurred by the Custodian in connection  with effecting such  termination  and converting such Fund to a successor custodian, including without limitation the delivery to such successor custodian, such Fund and/or such Fund's service providers, any of the

                                       19

Fund's Assets, property,  records, data, instruments and documents. In addition, such Fund shall  reimburse  the  Custodian  promptly  for any actual,  provable, extraordinary, non-customary and direct costs and expenses (other than any Costs and  Expenses)  incurred by the  Custodian in  connection  with  effecting  such termination and converting such Fund to a successor custodian, including without limitation  the  delivery  to such  successor  custodian,  such Fund and/or such
Fund's service providers,  any of such Fund's Assets,  property,  records, data, instruments and documents.

     e. If either (1) the Custodian  terminates this Agreement with respect to a
Fund at any time for any reason  other than those  specified  in  paragraph  (b)
above,  or (2) a Fund terminates this Agreement with respect to such Fund at any time "For Cause" under subparagraph  (b)(3) of this Section,  then the Custodian shall  reimburse  such Fund for any Costs and Expenses  incurred by such Fund in connection  with  converting  the Assets of such Fund to a successor  custodian, including without limitation the delivery to such successor custodian, such Fund and/or such Fund's  service  providers,  any of such  Fund's  Assets,  property, records, data, instruments and documents.

     f. If this  Agreement is  terminated  (1) by either the Custodian or a Fund for  "nonrenewal"  under  subparagraph  (b)(1),  (2) by the Custodian and a Fund
"upon mutual  agreement" under  subparagraph  (b)(2),  (3) by a Fund at any time after the Initial  Term for any reason  other than those  specified in paragraph
(b) above, or (4) by Custodian at any time after the Initial Term "For Cause" or such  Fund's  "failure  to pay"  under  subparagraphs  (b)(3)  or (b)(4) of this
Section,  respectively,  such Fund shall  reimburse  Custodian  promptly for any
Costs and Expenses  incurred by  Custodian in  connection  with  effecting  such termination and converting such Fund to a successor custodian, including without limitation  the  delivery  to such  successor  custodian,  such Fund and/or such
Fund's service  providers any of such Fund's Assets,  property,  records,  data, instruments and documents.

     g. For purposes of this Section 7 of this Article IV,  "Costs and Expenses"
incurred by a party shall mean any actual, provable,  reasonable,  customary and direct costs and expenses incurred by such party. For purposes of this Section 7 of this Article IV, Costs and Expenses  shall not include any  wind-down  costs, including, without limitation, non-cancelable lease payments; severance payments due and payable to personnel of the Custodian or its  subcustodians  (other than subcustodians  that were engaged by the Custodian at the instruction of a Fund);
unused equipment  expense;  and non-cancelable  payments or termination  charges regarding  subcustodial  services that were not incurred at the instruction of a
Fund and that cannot be transferred or redeployed by Mellon.

     Such party must provide the other party or parties with written evidence of such costs and expenses  before the other party or parties are  obligated to pay them.  Such party also has a duty to  mitigate,  and must  exercise  its duty to mitigate,  such costs and expenses.  Except as expressly  set forth  herein,  no party hereto shall be  responsible  for any costs and expenses or damages of any kind whatsoever  resulting from,  related to or otherwise in connection with the termination of this Agreement.

                                       20

     h. In the event that this  Agreement is terminated by a party,  the parties hereto agree to cooperate and act in good faith to ensure an orderly  conversion of the  Assets,  property,  records,  data,  instruments  and  documents  of the applicable  Fund or Funds to a successor  custodian with respect to the services provided under this Agreement.  Without limiting the generality of the foregoing sentence,  the Custodian  agrees that, in the event this Agreement is terminated by a party or the  parties,  it will  deliver  a Fund's  or the  Funds'  Assets, property,  records,  data,  instruments and documents to such Fund or the Funds, its or their  successor  service  providers  and/or its or their  other  service providers,  as the case  may be,  in a  non-proprietary,  commerically-available format.

     i. The  termination  of this Agreement with respect to any given Fund shall in no way affect the continued  validity of this  Agreement  with respect to any other Fund.  Furthermore,  if,  following  termination  of this  Agreement  with respect to any given Fund, Custodian continues to perform any one or more of the services  governed  hereby  with the  express  consent  of such  Fund,  then the provisions  of this  Agreement,  including  without  limitation  the  provisions dealing with indemnification and compensation,  shall continue in full force and effect.

     j. In the event  notice of  termination  is given by the  Custodian,  which notice  shall  be given  at  least  60 days  prior  to the  date of  termination
(notwithstanding  the reason for  termination),  a Fund shall,  on or before the termination date, deliver to the Custodian a Certificate  evidencing the vote of the Board designating a successor custodian. In the absence of such designation, the  Custodian  may  designate  a successor  custodian,  which shall be a person qualified to so act under the Act for such Fund.  If a Fund fails to designate a successor  custodian,  such Fund shall, upon the date specified in the notice of termination,  and upon the delivery by the Custodian of all Assets then owned by such Fund, be deemed to be its own custodian and the Custodian  shall thereby be relieved  of all  obligations  under  this  Agreement  other  than the duty with respect to Securities held in the Book-Entry System which cannot be delivered to such Fund.

     k. Upon termination of the Agreement,  the Custodian shall, upon receipt of a notice of acceptance by the successor custodian,  deliver to the successor all
Assets then held by the Custodian on behalf of a Fund, after deducting all fees, expenses and other  amounts owed, if any, that are not disputed in good faith by such Fund.

     l. Following  termination,  the Custodian will promptly  forward income and principal received, if any, with respect to a Fund, including but not limited to tax  reclaim  payments  for  tax  reclaims  filed  prior  to  termination,  to a designated successor custodian.

     m. In the event of a dispute  following the  expiration or  termination  of this Agreement,  all relevant provisions shall be deemed to continue to apply to the obligations and liabilities of the parties.

8.   Inspection  of Books and  Records. The books and records of the  Custodian directly related to the Fund shall be open to inspection and audit at reasonable times by officers and  representatives  of the

                                       21

Fund and auditors employed by the Fund at its own expense and with prior written notice to the Custodian,  and by the appropriate employees of the Securities and
Exchange Commission.

9.   Miscellaneous.

     a. Appendix A is a Certificate  signed by the Secretary of the Fund setting forth the names and the signatures of Authorized Persons. The Fund shall furnish a new  Certificate  when the list of  Authorized  Persons is changed in any way.
Until a new  Certificate is received,  the Custodian shall be fully protected in acting  upon  Instructions  from  Authorized  Persons  as set  forth in the last delivered Certificate.

     b. Appendix B is a Certificate  signed by the Secretary of the Fund setting forth the names and the positions of the present  officers of the Fund. The Fund agrees to furnish to the Custodian a new Certificate  when any changes are made.
Until a new  Certificate is received,  the Custodian shall be fully protected in relying upon the last delivered Certificate.

     c. Any required  written notice or other  instrument  shall be sufficiently given if  addressed  to the  Custodian  or the  Fund,  as the  case may be,  and delivered to it at its offices at:

The Custodian:
 Mellon Bank, N.A.
 One Mellon Center
 500 Grant Street, 19th Floor
 Pittsburgh, Pennsylvania  15258
Attn: Leonard R. Heinz, Esq., Senior Vice President and Associate General Counsel

Telephone:  (412) 234-1508
Facsimile:  (412) 234-8417

The Fund:

the address set forth on Appendix D for the Fund;

     or at such other place as the parties  may from time to time  designate  to the other in writing.

     d.  This  Agreement  may not be  amended  or  modified  except by a written agreement executed by both parties.

     e. This  Agreement  shall  extend to and shall be binding  upon the parties hereto, and their respective  successors and assigns;  provided,  however,  that this Agreement  shall not be assignable by the Fund without the written  consent of the Custodian,  or by the Custodian  without the written consent of the Fund, authorized or approved by a vote of the Board,  provided,  however,  that a Fund merger or

                                       22

reorganization  where  the fund  surviving  from such  merger or  reorganization assumes the duties and  obligations of such Fund under this Agreement  shall not require the Custodian's consent;  provided further,  however, that the Custodian may assign the Agreement or any function  thereof to any  corporation  or entity which  directly or indirectly is controlled by, or is under common control with, the Custodian and any other attempted  assignment  without written consent shall be null and void.

     f. Nothing in this  Agreement  shall give or be construed to give or confer upon any third party any rights hereunder.

     g. The  Custodian  represents  that it is a U.S. Bank within the meaning of paragraph  (a)(7) of Rule 17f-5 under the 1940 Act.  The Fund has the  requisite amount and scope of fidelity bond coverage required by Rule 17g-1 under the 1940
Act, and has directors' and officers' errors and omissions  insurance  coverage.
The Custodian will maintain a fidelity bond and an insurance policy with respect to errors  and  omissions  coverage  in form and  amount  that are  commercially reasonable  in light of  Custodian's  duties  and  responsibilities  under  this
Agreement.

     h. The Fund  acknowledges and agrees that, except as expressly set forth in this Agreement, the Fund is solely responsible to assure that the maintenance of the Series' Assets  hereunder  complies with  applicable  laws and  regulations, including without limitation the Act and applicable  interpretations  thereof or exemptions  therefrom.  The Fund  represents  that it has determined  that it is reasonable  to rely on  Custodian  to  perform  the  responsibilities  delegated pursuant to this Agreement.

     i.  Agreement  shall  be  construed  in  accordance  with  the  laws of The
Commonwealth of Pennsylvania.

     j. The captions of the Agreement are included for  convenience of reference only and in no way define or delimit any of the  provisions  hereof or otherwise affect their construction or effect.

     k. Each party  represents to the other that it has all necessary  power and authority,  and has obtained any consent or approval  necessary to permit it, to enter into and perform this  Agreement and that this Agreement does not violate, give rise to a default or right of termination under or otherwise  conflict with
any  applicable  law,   regulation,   ruling,   decree  or  other   governmental
authorization  or any  contract  to which  it is a party or by which  any of its assets  is  bound.  Each  party  represents  and  warrants  that the  individual executing this  Agreement on its behalf has the requisite  authority to bind the
Fund or the  Custodian  to this  Agreement.  The Fund has  received and read the
"Customer  Identification  Program Notice",  a copy of which is attached to this
Agreement as Exhibit A.

     l. This  Agreement may be executed in any number of  counterparts,  each of which shall be deemed to be an original,  but such counterparts shall, together, constitute only one instrument.

                                       23

                  [Remainder of page intentionally left blank]

                                       24

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed by their respective  representatives  duly authorized as of the day and year first above written.

                                MELLON BANK, N.A.

                                By:      ___________________________
                                Title:   First Vice President

                                DELAWARE GROUP ADVISER FUNDS,
                                on behalf of its Series identified on
                                Appendix D

                                DELAWARE GROUP CASH RESERVE,
                                on behalf of its Series identified on
                                Appendix D

                                DELAWARE GROUP EQUITY FUNDS I,
                                on behalf of its Series identified on
                                Appendix D

                                DELAWARE GROUP EQUITY FUNDS II,
                                on behalf of its Series identified on
                                Appendix D

                                DELAWARE GROUP EQUITY FUNDS III,
                                on behalf of its Series identified on
                                Appendix D

                                DELAWARE GROUP EQUITY FUNDS IV,
                                on behalf of its Series identified on
                                Appendix D

                                DELAWARE GROUP EQUITY FUNDS V,
                                on behalf of its Series identified on
                                Appendix D

                                DELAWARE GROUP FOUNDATION FUNDS,
                                on behalf of its Series identified on
                                Appendix D

                                DELAWARE GROUP INCOME FUNDS,
                                on behalf of its Series identified on
                                Appendix D

                                       25

                                DELAWARE GROUP STATE TAX-FREE
                                INCOME TRUST, on behalf of its Series
                                identified  on Appendix D

                                DELAWARE GROUP TAX-FREE FUND,
                                on behalf of its Series identified on
                                Appendix D

                                DELAWARE GROUP TAX-FREE
                                MONEY FUND, on behalf of its Series
                                identified on Appendix D

                                DELAWARE GROUP GLOBAL &
                                INTERNATIONAL FUNDS, on behalf of
                                its Series identified on Appendix D

                                VOYAGEUR INSURED FUNDS, on behalf
                                of its Series identified on Appendix D

                                DELAWARE INVESTMENTS
                                MUNICIPAL TRUST, on behalf of its
                                Series identified on Appendix D

                                VOYAGEUR INTERMEDIATE TAX-
                                FREE FUNDS, on behalf of its Series
                                identified on Appendix D

                                VOYAGEUR MUTUAL FUNDS, on behalf
                                of its Series identified on Appendix D

                                VOYAGEUR MUTUAL FUNDS II, on
                                behalf of its Series identified on Appendix D

                                DELAWARE GROUP GOVERNMENT
                                FUND, on behalf of its Series identified on
                                Appendix D

                                DELAWARE GROUP LIMITED-TERM
                                GOVERNMENT FUNDS, on behalf of its
                                Series identified on Appendix D

                                DELAWARE POOLED TRUST, on behalf
                                of its Series identified on Appendix D

                                VOYAGEUR MUTUAL FUNDS III, on
                                behalf of its Series identified on Appendix D

                                       26

                                VOYAGEUR TAX FREE FUNDS, on
                                behalf of its Series identified on Appendix D

                                DELAWARE VIP TRUST, on behalf of its
                                Series identified on Appendix D

                                DELAWARE INVESTMENTS ARIZONA
                                MUNICIPAL INCOME FUND, INC.

                                DELAWARE INVESTMENTS
                                COLORADO INSURED MUNICIPAL
                                FUND, INC.

                                DELAWARE INVESTMENTS FLORIDA
                                INSURED MUNICIPAL INCOME FUND

                                DELAWARE INVESTMENTS
                                MINNESOTA MUNICIPAL INCOME
                                FUND II, INC.

                                DELAWARE INVESTMENTS DIVIDEND
                                AND INCOME FUND, INC.

                                DELAWARE INVESTMENTS GLOBAL
                                DIVIDEND AND INCOME FUND, INC.

                                DELAWARE INVESTMENTS
                                ENHANCED GLOBAL DIVIDEND AND
                                INCOME FUND, INC.

                                By:      ___________________________
                                Title:   Chief Financial Officer

                                       27

                                   APPENDIX A
                           LIST OF AUTHORIZED PERSONS

     I, David F. Connor, Secretary of the Funds, do hereby certify that:

     The following  individuals have been duly authorized as Authorized  Persons to give  Instructions  on behalf of the Funds and each  Series  thereof  and the specimen signatures set forth opposite their respective names are their true and correct signatures:

Name and Position                         Signature

John J. O'Connor                          _____________________________
Senior Vice President

Phoebe W. Figland                         _____________________________
Vice President

Laura A. Wagner                           _____________________________
Vice President

William Dwyer                             _____________________________
Assistant Vice President

David Scharff                             _____________________________
Assistant Vice President

Thomas J. Morrisroe                       _____________________________
Assistant Vice President

Michael O'Donnell                         _____________________________
Assistant Vice President

Eric Schmidt                              _____________________________
Assistant Vice President

Mark Mastrogiovanni                       _____________________________
Assistant Vice President

James A. Furgele                          _____________________________
Senior Vice President

                                       28

Kayann Johnson                            _____________________________
Assistant Vice President

John Leszczynski                          _____________________________
Assistant Vice President

Lisa Howard                               _____________________________
Assistant Vice President

                                 By:      ______________________________
                                          Secretary
                                 Dated:

                                       29

                                                                  Delaware Funds

                                   APPENDIX B
                                  FUND OFFICERS

     I, David F. Connor, Secretary of the Funds, do hereby certify that:

     The following  individuals serve in the following  positions with the Funds and each individual has been duly elected or appointed to each such position and qualified therefor in conformity with the Funds' governing instruments:

Name                          Position

Patrick P. Coyne              Chairman/President/Chief Executive Officer

Ryan K. Brist                 Executive Vice President/Managing Director/
                              Chief Investment Officer, Fixed Income

Michael J. Hogan              Executive Vice President/Head of Equity Investments

See Yeng Quek                 Executive Vice President/Managing Director/
                              Chief Investment Officer, Fixed Income

Brian L. Murray, Jr.          Senior Vice President/Chief Compliance Officer

David P. O'Connor             Senior Vice President/Strategic Investment
                              Relationships and Initiatives/General Counsel

John J. O'Connor              Senior Vice President/Treasurer

Richard Salus                 Senior Vice President/Chief Financial Officer

David F. Connor               Vice President/Deputy General Counsel/Secretary

Marshall T. Bassett           Senior Vice President/Chief Investment Officer,
                              Emerging Growth Equity

Joseph R. Baxter              Senior Vice President/Head of Municipal Bond Investments

Christopher S. Beck           Senior Vice President/Senior Portfolio Manager

Michael P. Buckley            Senior Vice President/Director of Municipal Research

Michael F. Capuzzi            Senior Vice President/Investment Systems

Liu-Er Chen                   Senior Vice President/Senior Portfolio
                              Manager/Chief Investment Officer, Emerging
                              Markets

Thomas H. Chow                Senior Vice President/Senior Portfolio Manager

Stephen R. Cianci             Senior Vice President/Senior Portfolio Manager

Robert F. Collins             Senior Vice President/Senior Portfolio Manager

Chuck M. Devereux             Senior Vice President/Senior Research Analyst

Roger A. Early                Senior Vice President/Senior Portfolio Manager

Brian Funk                    Senior Vice President/Director of Credit Research

James A. Furgele              Senior Vice President/Investment Accounting

Brent C. Garrells             Senior Vice President/Senior Research Analyst

Stuart M. George              Senior Vice President/Head of Equity Trading

Paul Grillo                   Senior Vice President/Senior Portfolio Manager

Jonathan Hatcher              Senior Vice President/Senior Research Analyst

William F. Keelan             Senior Vice President/Director Quantitative Research

Francis X. Morris             Senior Vice President/Director Chief Investment
                              Officer, Core Equity

Zoe Neale                     Senior Vice President/Chief Investment Officer,
                              International Equity

D. Tysen Nutt                 Senior Vice President/Chief Investment Officer,
                              Large Cap Value

Philip R. Perkins             Senior Vice President/Senior Portfolio Manager

Timothy L. Rabe               Senior Vice President/Head of High Yield

Jeffrey S. Van Harte          Senior Vice President/Chief Investment Officer-
                              Focus Growth Equity

Babak Zenouzi                 Senior Vice President/Senior Portfolio Manager

Christopher S. Adams          Vice President/Portfolio Manager/Senior Equity
                              Analyst

Damon J. Andres               Vice President/Senior Portfolio Manager

Wayne A. Anglace              Vice President/Credit Research Analyst

Todd Bassion                  Vice President/Senior Research Analyst/Portfolio
                              Manager

Christopher J. Bonavico       Vice President/Senior Portfolio Manager, Equity
                              Analyst

Kenneth F. Broad              Vice President/Senior Portfolio Manager, Equity
                              Analyst

                                       31

Mary Ellen M. Carrozza        Vice President/Client Services

Steven G. Catricks            Vice President/Portfolio Manager

Wen-Dar Chen                  Vice President/Portfolio Manager

Lisa Chin                     Vice President/Emerging Markets Analyst

Anthony G. Ciavarelli         Vice President/Associate General Counsel/Assistant
                              Secretary

Bradley J. Cline              Vice President/International Credit Research Analyst

Cori E. Daggett               Vice President/Senior Counsel/Assistant Secretary

Craig C. Dembek               Vice President/Senior Research Analyst

Joel A. Ettinger              Vice President/Taxation

Christopher M. Ericksen       Vice President/Portfolio Manager, Equity Analyst

Devon K. Everhart             Vice President/Senior Research Analyst

Phoebe W. Figland             Vice President/Investment Accounting

Patrick G. Fortier            Vice President/Portfolio Manager, Equity Analyst

Denise A. Franchetti          Vice President/Portfolio Manager/Municipal Bond
                              Credit Analyst

Larry Franko                  Vice President/Senior Equity Analyst

Henry A. Garrido              Vice President/Equity Analyst

Barry Gladstein               Vice President/Equity Analyst/Portfolio Manager

Edward Gray                   Vice President/Senior Portfolio Manager

David J. Hamilton             Vice President/Credit Research Analyst

Brian Hamlet                  Vice President/Senior Corporate Bond Trader

Gregory M. Heywood            Vice President/Portfolio Manager, Research Analyst

Sharon Hill                   Vice President/Head of Equity Quantitative Research
                              & Analytics

Christopher M. Holland        Vice President/Associate Equity Analyst II/Portfolio
                              Manager

Chungwei Hsia                 Vice President/Senior Research Analyst

Michael E. Hughes             Vice President/Senior Equity Analyst

Jordan L. Irving              Vice President/Senior Portfolio Manager

                                       32

Cynthia Isom                  Vice President/Portfolio Manager

Kenneth R. Jackson            Vice President/Quantitative Analyst

Stephen M. Juszczyszyn        Vice President/Structured Products Analyst/Trader

Audrey E. Kohart              Vice President/Financial Planning and Reporting

Nikhil G. Lalvani             Vice President/Senior Equity Analyst/Portfolio
                              Manager

Steven T. Lampe               Vice President/Portfolio Manager

Anthony A. Lombardi           Vice President/Senior Portfolio Manager

John P. McCarthy              Vice President/Senior Research Aanlyst/Trader

Brian McDonnell               Vice President/Structured Products Analyst/Trader

Michael S. Morris             Vice President/Portfolio Manager/Senior Equity
                              Analyst

Philip O. Obazee              Vice President/Derivatives Manager

Donald G. Padilla             Vice President/Portfolio Manager/Senior Equity
                              Analyst

Daniel J. Prislin             Vice President/Senior Portfolio Manager, Equity
                              Analyst

Gretchen Regan                Vice President/Quantitative Analyst

Craig S. Remsen               Vice President/Senior Credit Research Analyst

Carl Rice                     Vice President/Senior Investment Specialist, Large
                              Cap Value Focus Equity

Kevin C. Schildt              Vice President/Senior Municipal Credit Analyst

Bruce Schoenfeld              Vice President/Equity Analyst

Nancy E. Smith                Vice President/Investment Accounting

Rudy D. Torrijos, III         Vice President/Portfolio Manager

Michael Tung                  Vice President/Equity Analyst

Robert A. Vogel, Jr.          Vice President/Senior Portfolio Manager

Lori P. Wachs                 Vice President/Portfolio Manager

Laura A. Wagner               Vice President/Investment Accounting

Michael G. Wildstein          Vice President/Senior Research Analyst

Kathryn R. Williams           Vice President/Associate General Counsel/Assistant
                              Secretary

                                       33

Nashira Wynn                  Vice President/Senior Equity Analyst/Portfolio
                              Manager

Greg Zappin                   Vice President/Credit Research Analyst

Guojia Zhang                  Vice President/Equity Analyst

James E. Blake                Assistant Vice President/Senior Compliance
                              Officer

Ian Bowman                    Assistant Vice President/Research Analyst

Michael E. Dresnin            Assistant Vice President/Counsel/Assistant
                              Secretary

William J. Dwyer              Assistant Vice President/Corporate Actions

Abby C. Fick                  Assistant Vice President/Legal Services

Molly Graham                  Assistant Vice President/Legal Services

Kerri S. Haag                 Assistant Vice President/Investment Accounting

Matthew G. Higgins            Assistant Vice President/Credit Research Analyst

Jerel A. Hopkins              Assistant Vice President/Counsel/Assistant
                              Secretary

Kashif Ishaq                  Assistant Vice President/Associate Trader

Kayann Johnson                Assistant Vice President/Investment Accounting

Karin M. Kelly                Assistant Vice President/Quantitative Analyst
                              Supervisor

Colleen Kneib                 Assistant Vice President/Municipal Credit Analyst

John Leszczynski              Assistant Vice President/Investment Accounting

Kent P. Madden                Assistant Vice President/Equity Analyst

Thomas J. Morrisroe           Assistant Vice President/Investment Accounting

Terry O'Brien                 Assistant Vice President/Fixed Income Reporting
                              Analyst

James P. O'Neill              Assistant Vice President/Senior Compliance Officer

Caleb Piper                   Assistant Vice President/Equity Analyst

Udail K. Purmasetti           Assistant Vice President/Credit Research Analyst I

Eric W. Schmidt               Assistant Vice President/Investment Accounting

Frank J. Strenger             Assistant Vice President/Associate Trader

                                       34

Van Tran                      Assistant Vice President/Research Analyst

Cindy Lindenberg              Senior Compliance Officer

Dennis Norman                 Tax Compliance Officer

                              By:      ______________________________
                                       Secretary
                              Dated:

                                       35

                                   APPENDIX C
                               SELECTED COUNTRIES

See attachment

* Note, the Fund or its investment  adviser or subadviser,  as the case may be , shall be responsible for determining the Foreign Countries in which the Fund may invest,  and shall  direct  the  Custodian  from time to time as to the  Foreign
Countries which have been approved for investment by the Fund.

** Note, the Custodian will not act as a Foreign Custody Manager with respect to
Assets  held in this  country.  Holding  Assets  and  use of  Custodian's  usual subcustodian  in this  country is subject  to  Instructions  by the Fund and its execution of a separate letter-agreement pertaining to custody and market risks.

                                       36

                                 Delaware Funds

                                   APPENDIX D
                                FUNDS AND SERIES

DELAWARE GROUP ADVISER FUNDS, a Delaware statutory trust
         SEC Registration No. 811-7972 (1940 Act)
                              33-67490 (1933 Act)
         Registrant CIK# 910682

------------------------------------------------------------------------------------------------------------------
                                                                                 Taxpayer         SEC Series
                                                                               Identification    (Portfolio)
Name of Series and any Share Classes   Date added to    CUSIP       TICKLER       Number           or Class
                                       the Agreement                 SYMBOL     (Portfolio)       Identifier #
------------------------------------------------------------------------------------------------------------------
Delaware Diversified Income Fund        07/20/2007                               232943636        S000003911
         Class A                                       246248744     DPDFX
         Class B                                       246248611     DPBFX
         Class C                                       246248595     DPCFX
         Class R                                       246248553     DPRFX
         Institutional                                 246248587     DPFFX
------------------------------------------------------------------------------------------------------------------
Delaware U.S. Growth Fund               07/20/2007                               521842569        S000003912
         Class A                                       245917505     DUGAX
         Class B                                       245917604     DEUBX
         Class C                                       245917703     DEUCX
         Class R                                       245917711     DEURX
         Institutional Class                           245917802     DEUIX
------------------------------------------------------------------------------------------------------------------

                                       37

DELAWARE GROUP ADVISER FUNDS                           MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       38

DELAWARE GROUP CASH RESERVE, a Delaware statutory trust
         SEC Registration No. 811-2806 (1940 Act)
                              2-60770 (1933 Act)
         Registrant CIK# 230173

------------------------------------------------------------------------------------------------------------------
                                                                                 Taxpayer         SEC Series
                                                                               Identification    (Portfolio)
Name of Series and any Share Classes   Date added to    CUSIP       TICKLER       Number           or Class
                                       the Agreement                 SYMBOL     (Portfolio)       Identifier #
------------------------------------------------------------------------------------------------------------------
Delaware Group Cash Reserve             07/20/2007                               232059574        S000003913
         Class A                                       245910104     DCRXX
         Class B                                       245910302     DCBXX
         Class C                                       245910203     DCCXX
         Consultant Class                              245910401     DCSXX
------------------------------------------------------------------------------------------------------------------

DELAWARE GROUP CASH RESERVE                            MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       39

DELAWARE GROUP EQUITY FUNDS I, a Delaware statutory trust
         SEC Registration No. 811-249 (1940 Act)
                              2-10765 (1933 Act)
         Registrant CIK# 027801

------------------------------------------------------------------------------------------------------------------
                                                                                 Taxpayer         SEC Series
                                                                               Identification    (Portfolio)
Name of Series and any Share Classes   Date added to    CUSIP       TICKLER       Number           or Class
                                       the Agreement                 SYMBOL     (Portfolio)       Identifier #
------------------------------------------------------------------------------------------------------------------
Delaware Balanced Fund                  07/20/2007                               510082601        S000002384
         Class A                                       246093108     DELFX
         Class B                                       246093504     DELBX
         Class C                                       246093702     DEDCX
         Class R                                       246093884     DELRX
         Institutional Class                           246093207     DEICX
------------------------------------------------------------------------------------------------------------------

DELAWARE GROUP EQUITY FUNDS I                          MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       40

DELAWARE GROUP EQUITY FUNDS II, a Delaware statutory trust
         SEC Registration No. 811-750 (1940 Act)
                              2-13017 (1933 Act)
         Registrant CIK# 027574

------------------------------------------------------------------------------------------------------------------
                                                                                 Taxpayer         SEC Series
                                                                               Identification    (Portfolio)
Name of Series and any Share Classes   Date added to    CUSIP       TICKLER       Number           or Class
                                       the Agreement                 SYMBOL     (Portfolio)       Identifier #
------------------------------------------------------------------------------------------------------------------
Delaware Large Cap Value Fund           07/20/2007                               232448660        S000002392
         Class A                                       245907100     DELDX
         Class B                                       245907605     DEIBX
         Class C                                       245907704     DECCX
         Class R                                       245907886     DECRX
         Institutional Class                           245907407     DEDIX
------------------------------------------------------------------------------------------------------------------
Delaware Value Fund                     07/20/2007                               232967229        S000002391
         Class A                                       24610C881     DDVAX
         Class B                                       24610C873     DDVBX
         Class C                                       24610C865     DDVCX
         Class R                                       245907860     DDVRX
         Institutional Class                           24610C857     DDUIX
------------------------------------------------------------------------------------------------------------------

                                       41

DELAWARE GROUP EQUITY FUNDS II          MELLON BANK, N.A.

By:                                     By:
Title:  Chief Financial Officer         Title:  First Vice President
Date:                                   Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       42

DELAWARE GROUP EQUITY FUNDS III, a Delaware statutory trust
         SEC Registration No. 811-1485 (1940 Act)
                              2-28871 (1933 Act)
         Registrant CIK#027937

------------------------------------------------------------------------------------------------------------------
                                                                                 Taxpayer         SEC Series
                                                                               Identification    (Portfolio)
Name of Series and any Share Classes   Date added to    CUSIP       TICKLER       Number           or Class
                                       the Agreement                 SYMBOL     (Portfolio)       Identifier #
------------------------------------------------------------------------------------------------------------------
Delaware American Services Fund         07/20/2007                               233020818        S000002394
         Class A                                       24581P101     DASAX
         Class B                                       24581P309     DASBX
         Class C                                       24581P408     DAMCX
         Class R                                       24581P507     DASRX
         Institutional Class                           24581P200     DASIX
------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Growth Fund          07/20/2007                               233086424        S000002395
         Class A                                       246118301     DSCAX
         Class B                                       246118400     DSCBX
         Class C                                       246118509     DSCCX
         Class R                                       246118590     DSCRX
         Institutional Class                           246118608     DSCIX
------------------------------------------------------------------------------------------------------------------
Delaware Trend Fund                     07/20/2007                               510106828        S000002396
         Class A                                       245905104     DELTX
         Class B                                       245905302     DERBX
         Class C                                       245905401     DETCX
         Class R                                       245905500     DETRX
         Institutional Class                           245905203     DGTIX
------------------------------------------------------------------------------------------------------------------

                                       43

DELAWARE GROUP EQUITY FUNDS III                        MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       44

DELAWARE GROUP EQUITY FUNDS IV, a Delaware statutory trust
         SEC Registration No. 811-4413 (1940 Act)
                              33-442 (1933 Act)
         Registrant CIK# 778108

------------------------------------------------------------------------------------------------------------------
                                                                                 Taxpayer         SEC Series
                                                                               Identification    (Portfolio)
Name of Series and any Share Classes   Date added to    CUSIP       TICKLER       Number           or Class
                                       the Agreement                 SYMBOL     (Portfolio)       Identifier #
------------------------------------------------------------------------------------------------------------------
Delaware Growth Opportunities Fund      07/20/2007                               232369628        S000003914
         Class A                                       245906102     DFCIX
         Class B                                       245906300     DFBIX
         Class C                                       245906409     DEEVX
         Class R                                       245906508     DFRIX
         Institutional Class                           245906201     DFDIX
------------------------------------------------------------------------------------------------------------------
Delaware Large Cap Growth Fund          07/20/2007                               232867441        S000003915
         Class A                                       24610A109     DGDAX
         Class B                                       24610A208     DGDBX
         Class C                                       24610A307     DGDCX
         Institutional Class                           24610A406     DGDIX
------------------------------------------------------------------------------------------------------------------

                                       45

DELAWARE GROUP EQUITY FUNDS IV                         MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       46

DELAWARE GROUP EQUITY FUNDS V, a Delaware statutory trust
         SEC Registration No. 811-4997 (1940 Act)
                              33-11419 (1933 Act)
         Registrant CIK# 809821

------------------------------------------------------------------------------------------------------------------
                                                                                 Taxpayer         SEC Series
                                                                               Identification    (Portfolio)
Name of Series and any Share Classes   Date added to    CUSIP       TICKLER       Number           or Class
                                       the Agreement                 SYMBOL     (Portfolio)       Identifier #
------------------------------------------------------------------------------------------------------------------
Delaware Dividend Income Fund           07/20/2007                               232867444        S000002399
         Class A                                       24610B107     DDIAX
         Class B                                       24610B206     DDDBX
         Class C                                       24610B305     DDICX
         Class R                                       24610B842     DDDRX
         Institutional Class                           24610B404     DDIIX
------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Core Fund            07/20/2007                               232984251        S000002400
         Class A                                       24610B883     DCCAX
         Class C                                       24610B867     DCCCX
         Class R                                       24610B834     DCCRX
         Institutional Class                           24610B859     DCCIX
------------------------------------------------------------------------------------------------------------------
Delaware Small Cap Value Fund           07/20/2007                               232450217        S000002401
         Class A                                       246097109     DEVLX
         Class B                                       246097307     DEVBX
         Class C                                       246097406     DEVCX
         Class R                                       246097505     DVLRX
         Institutional Class                           246097208     DEVIX
------------------------------------------------------------------------------------------------------------------

                                       47

DELAWARE GROUP EQUITY FUNDS V                          MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       48

DELAWARE GROUP FOUNDATION FUNDS, a Delaware statutory trust
         SEC Registration No. 811-08457 (1940 Act)
                              333-38801 (1933 Act)
         Registrant CIK# 1048133

------------------------------------------------------------------------------------------------------------------
                                                                                 Taxpayer         SEC Series
                                                                               Identification    (Portfolio)
Name of Series and any Share Classes   Date added to    CUSIP       TICKLER       Number           or Class
                                       the Agreement                 SYMBOL     (Portfolio)       Identifier #
------------------------------------------------------------------------------------------------------------------
Delaware Aggressive Allocation          07/20/2007                               232943633        S000004197
Portfolio
         Class A
         Class B                                       245918883     DFGAX
         Class C                                       245918875     DFGDX
         Class R                                       245918867     DFGCX
         Institutional Class                           245918826     DFGRX
                                                       245918859     DFGIX
------------------------------------------------------------------------------------------------------------------
Delaware Moderate Allocation Portfolio  07/20/2007                               232943634        S000004196
         Class A                                       245918503     DFBAX
         Class B                                       245918602     DFBBX
         Class C                                       245918701     DFBCX
         Class R                                       245918834     DFBRX
         Institutional Class                           245918800     DFFIX
------------------------------------------------------------------------------------------------------------------
Delaware Conservative Allocation        07/20/2007                               232943635        S000004198
Portfolio
         Class A
         Class B                                       245918107     DFIAX
         Class C                                       245918206     DFIDX
         Class R                                       245918305     DFICX
         Institutional Class                           245918818     DFIRX
                                                       245918404     DFIIX
------------------------------------------------------------------------------------------------------------------

                                       49

DELAWARE GROUP FOUNDATION FUNDS                        MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       50

DELAWARE GROUP INCOME FUNDS, a Delaware statutory trust
         SEC Registration No. 811-2071 (1940 Act)
                              2-37707 (1933 Act)
         Registrant CIK# 027825

------------------------------------------------------------------------------------------------------------------
                                                                                 Taxpayer         SEC Series
                                                                               Identification    (Portfolio)
Name of Series and any Share Classes   Date added to    CUSIP       TICKLER       Number           or Class
                                       the Agreement                 SYMBOL     (Portfolio)       Identifier #
------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund            07/20/2007                               232973925        S000003921
         Class A                                       245908785     DGCAX
         Class B                                       245908777     DGCBX
         Class C                                       245908769     DGCCX
         Class R                                       245908744     DGCRX
         Institutional Class                           245908751     DGCIX
------------------------------------------------------------------------------------------------------------------
Delaware Extended Duration Bond Fund    07/20/2007                               232973929        S000003923
         Class A
         Class B                                       245908835     DEEAX
         Class C                                       245908827     DEEBX
         Class R                                       245908819     DEECX
         Institutional Class                           245908728     DEERX
                                                       245908793     DEEIX
------------------------------------------------------------------------------------------------------------------
Delaware Delchester Fund                07/20/2007                               510110458        S000003922
         Class A                                       245908207     DETWX
         Class B                                       245908405     DHYBX
         Class C                                       245908504     DELCX
         Institutional Class                           245908306     DETIX
------------------------------------------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund  07/20/2007                               232869117        S000003924
         Class A
         Class B                                       245908876     DHOAX
         Class C                                       245908868     DHOBX
         Class R                                       245908850     DHOCX
         Institutional Class                           245908736     DHIRX
                                                       245908843     DHOIX
------------------------------------------------------------------------------------------------------------------

                                       51

DELAWARE GROUP INCOME FUNDS                            MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       52

DELAWARE GROUP STATE TAX-FREE INCOME TRUST, a Delaware statutory trust
         SEC Registration No. 811-2715 (1940 Act)
                              2-57791 (1933 Act)
         Registrant CIK# 201670

------------------------------------------------------------------------------------------------------------------
                                                                                 Taxpayer         SEC Series
                                                                               Identification    (Portfolio)
Name of Series and any Share Classes   Date added to    CUSIP       TICKLER       Number           or Class
                                       the Agreement                 SYMBOL     (Portfolio)       Identifier #
------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Pennsylvania Fund     07/20/2007                               232021993        S000002393
         Class A                                       233216100     DELIX
         Class B                                       233216209     DPTBX
         Class C                                       233216308     DPTCX
------------------------------------------------------------------------------------------------------------------

DELAWARE GROUP STATE TAX-FREE
INCOME TRUST                                           MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       53

DELAWARE GROUP TAX-FREE FUND, a Delaware statutory trust
         SEC Registration No. 811-3850 (1940 Act)
                              2-86606 (1933 Act)
         Registrant CIK# 728352

------------------------------------------------------------------------------------------------------------------
                                                                                 Taxpayer         SEC Series
                                                                               Identification    (Portfolio)
Name of Series and any Share Classes   Date added to    CUSIP       TICKLER       Number           or Class
                                       the Agreement                 SYMBOL     (Portfolio)       Identifier #
------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free USA Fund              07/20/2007                               232448684        S000002403
         Class A                                       245909106     DMTFX
         Class B                                       245909403     DTFCX
         Class C                                       245909700     DUSCX
------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free USA Intermediate      07/20/2007                               232702035        S000002404
         Class A                                       245909304     DMUSX
         Class B                                       245909601     DUIBX
         Class C                                       245909882     DUICX
------------------------------------------------------------------------------------------------------------------

DELAWARE GROUP TAX-FREE FUND                           MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       54

DELAWARE GROUP TAX-FREE MONEY FUND, a Delaware statutory trust
         SEC Registration No. 811-3120 (1940 Act)
                              2-70164 (1933 Act)
         Registrant CIK# 320572

------------------------------------------------------------------------------------------------------------------
                                                                                 Taxpayer        SEC Series
                                                                               Identification    (Portfolio)
Name of Series and any Share Classes   Date added to    CUSIP       TICKLER       Number           or Class
                                       the Agreement                 SYMBOL     (Portfolio)       Identifier #
------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Money Fund            07/20/2007                               232151642        S000003925
         Class A                                       245911102     DTFXX
         Consultant Class                              245911201     N/A
------------------------------------------------------------------------------------------------------------------

DELAWARE GROUP TAX-FREE
MONEY FUND                                             MELLON BANK, N.A.

By:                                                     By:
Title:  Chief Financial Officer                         Title:  First Vice President
Date:                                                   Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       55

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, a Delaware statutory trust
         SEC Registration No. 811-6324 (1940 Act)
                                    33-41034 (1933 Act)
         Registrant CIK# 875610

------------------------------------------------------------------------------------------------------------------
                                                                                 Taxpayer         SEC Series
                                                                               Identification    (Portfolio)
Name of Series and any Share Classes   Date added to    CUSIP       TICKLER       Number           or Class
                                       the Agreement                 SYMBOL     (Portfolio)       Identifier #
------------------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund          07/20/2007                               232841510        S000003916
         Class A                                       245914841     DEMAX
         Class B                                       245914833     DEMBX
         Class C                                       245914825     DEMCX
         Institutional Class                           245914817     DEMIX
------------------------------------------------------------------------------------------------------------------
Delaware Global Value Fund              07/20/2007                               232948903        S000003917
         Class A                                       245914718     DABAX
         Class B                                       245914692     DABBX
         Class C                                       245914684     DABCX
         Institutional Class                           245914676     DABIX
------------------------------------------------------------------------------------------------------------------
Delaware International Value            07/20/2007                               232651520        S000003918
Equity Fund
         Class A
         Class B                                       245914106     DEGIX
         Class C                                       245914700     DEIEX
         Class R                                       245914858     DEGCX
         Institutional Class                           245914577     DIVRX
                                                       245914403     DEQIX
------------------------------------------------------------------------------------------------------------------

                                       56

DELAWARE GROUP GLOBAL &
INTERNATIONAL FUNDS                                    MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       57

VOYAGEUR INSURED FUNDS, a Delaware statutory trust
         SEC Registration No. 811-4977 (1940 Act)
                              33-11235 (1933 Act)
         Registrant CIK# 809064

------------------------------------------------------------------------------------------------------------------
                                                                                 Taxpayer         SEC Series
                                                                               Identification    (Portfolio)
Name of Series and any Share Classes   Date added to    CUSIP       TICKLER       Number           or Class
                                       the Agreement                 SYMBOL     (Portfolio)       Identifier #
------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Minnesota             07/20/2007     MERGED        MERGED      MERGED           MERGED
Insured Fund
-------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Arizona Fund          07/20/2007                               411686735        S000002406
         Class A                                       928916204     VAZIX
         Class B                                       928928639     DVABX
         Class C                                       928916501     DVACX
------------------------------------------------------------------------------------------------------------------

VOYAGEUR INSURED FUNDS                                 MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       58

DELAWARE INVESTMENTS MUNICIPAL TRUST, a Delaware statutory trust
         SEC Registration No. 811-6411 (1940 Act)
                              33-42827 (1933 Act)
         Registrant CIK# 879342

------------------------------------------------------------------------------------------------------------------
                                                                                 Taxpayer         SEC Series
                                                                               Identification    (Portfolio)
Name of Series and any Share Classes   Date added to    CUSIP       TICKLER       Number           or Class
                                       the Agreement                 SYMBOL     (Portfolio)       Identifier #
------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Florida Insured Fund  07/20/2007                               411707315        S000002409
         Class A
         Class B                                       24610R102     VFLIX
         Class C                                       24610R300     DVDBX
                                                       24610R706     N/A
------------------------------------------------------------------------------------------------------------------

DELAWARE INVESTMENTS
MUNICIPAL TRUST                                        MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       59

VOYAGEUR INTERMEDIATE TAX-FREE FUNDS, a Delaware statutory trust
         SEC Registration No. 811-4364 (1940 Act)
                              2-99266 (1933 Act)
         Registrant CIK# 773675

------------------------------------------------------------------------------------------------------------------
                                                                                 Taxpayer         SEC Series
                                                                               Identification    (Portfolio)
Name of Series and any Share Classes   Date added to    CUSIP       TICKLER       Number           or Class
                                       the Agreement                 SYMBOL     (Portfolio)       Identifier #
------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Minnesota             07/20/2007
Intermediate Fund                                                                411522882        S000002408
         Class A
         Class B                                       928930106     DXCCX
         Class C                                       928928399     DVSBX
                                                       928930205     DVSCX
---------------------------------------------------------------------------------------------------------------------------------------------------------

VOYAGEUR INTERMEDIATE TAX-FREE FUNDS                   MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       60

VOYAGEUR MUTUAL FUNDS, a Delaware statutory trust
         SEC Registration No. 811-7742 (1940 Act)
                              33-63238 (1933 Act)
         Registrant CIK# 906236

------------------------------------------------------------------------------------------------------------------
                                                                                 Taxpayer         SEC Series
                                                                               Identification    (Portfolio)
Name of Series and any Share Classes   Date added to    CUSIP       TICKLER       Number           or Class
                                       the Agreement                 SYMBOL     (Portfolio)       Identifier #
------------------------------------------------------------------------------------------------------------------
Delaware Minnesota High-Yield           07/20/2007                               411840158        S000002412
Municipal Bond Fund
         Class A                                       928928316     DVMHX
         Class B                                       928928290     DVMYX
         Class C                                       928928282     DVMMX
------------------------------------------------------------------------------------------------------------------
Delaware National High-Yield            07/20/2007                               411720518        S000002413
Municipal Bond Fund
         Class A                                       928928241     CXHYX
         Class B                                       928928233     DVNYX
         Class C                                       928928225     DVHCX
------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free California Fund       07/20/2007                               411803232        S000002414
         Class A                                       928928829     DVTAX
         Class B                                       928928811     DVTFX
         Class C                                       928928795     DVFTX
------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Idaho Fund            07/20/2007                               411795456        S000002415
         Class A                                       928928704     VIDAX
         Class B                                       928928746     DVTIX
         Class C                                       928928803     DVICX
------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free New York Fund         07/20/2007                               161303248        S000002416
         Class A                                       928928274     FTNYX
         Class B                                       928928266     DVTNX
         Class C                                       928928258     DVFNX
------------------------------------------------------------------------------------------------------------------

                                       61

VOYAGEUR MUTUAL FUNDS                                                  MELLON BANK, N.A.

By:                                                                    By:
Title:  Chief Financial Officer                                        Title:  First Vice President
Date:                                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       62

VOYAGEUR MUTUAL FUNDS II, a Delaware statutory trust
         SEC Registration No. 811-4989 (1940 Act)
                              33-11495 (1933 Act)
         Registrant CIK# 809872

------------------------------------------------------------------------------------------------------------------
                                                                                 Taxpayer         SEC Series
                                                                               Identification    (Portfolio)
Name of Series and any Share Classes   Date added to    CUSIP       TICKLER       Number           or Class
                                       the Agreement                 SYMBOL     (Portfolio)       Identifier #
------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Colorado Fund         07/20/2007                               841044878        S000002417
         Class A                                       928920107     VCTFX
         Class B                                       928928787     DVBTX
         Class C                                       92907R101     DVCTX
------------------------------------------------------------------------------------------------------------------

VOYAGEUR MUTUAL FUNDS II                               MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       63

DELAWARE GROUP GOVERNMENT FUND, a Delaware statutory trust
         SEC Registration No. 811-4304 (1940 Act)
                              2-97889 (1933 Act)
         Registrant CIK# 769220

------------------------------------------------------------------------------------------------------------------
                                                                                 Taxpayer         SEC Series
                                                                               Identification    (Portfolio)
Name of Series and any Share Classes   Date added to    CUSIP       TICKLER       Number           or Class
                                       the Agreement                 SYMBOL     (Portfolio)       Identifier #
------------------------------------------------------------------------------------------------------------------
Delaware Core Plus Bond Fund            07/20/2007                               232448685         S000003919
         Class A                                       246094205     DEGGX
         Class B                                       246094601     DEGBX
         Class C                                       246094700     DUGCX
         Class R                                       246094809     DUGRX
         Institutional Class                           246094502     DUGIX
------------------------------------------------------------------------------------------------------------------
Delaware Inflation Protected Bond Fund  07/20/2007                               201709002         S000003920
         Class A                                       246094882     DIPAX
         Class B                                       246094874     DIPBX
         Class C                                       246094866     DIPCX
         Institutional Class                           246094858     DIPIX
------------------------------------------------------------------------------------------------------------------

                                       64

DELAWARE GROUP GOVERNMENT FUND                         MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       65

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, a Delaware statutory trust
         SEC Registration No. 811-3363 (1940 Act)
                              2-75526 (1933 Act)
         Registrant CIK# 357059

------------------------------------------------------------------------------------------------------------------
                                                                                 Taxpayer         SEC Series
                                                                               Identification    (Portfolio)
Name of Series and any Share Classes   Date added to    CUSIP       TICKLER       Number           or Class
                                       the Agreement                 SYMBOL     (Portfolio)       Identifier #
------------------------------------------------------------------------------------------------------------------
Delaware Limited-Term Government Fund   07/20/2007                               232448704        S000002397
         Class A
         Class B                                       245912308     DTRIX
         Class C                                       245912605     DTIBX
         Class R                                       245912704     DTICX
         Institutional Class                           245912803     DLTRX
                                                       245912506     DTINX
------------------------------------------------------------------------------------------------------------------

DELAWARE GROUP LIMITED-TERM
GOVERNMENT FUNDS                                       MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       66

DELAWARE POOLED TRUST, a Delaware statutory trust
         SEC Registration No. 811-6322 (1940 Act)
                              33-40991 (1933 Act)
         Registrant CIK# 875352

------------------------------------------------------------------------------------------------------------------
                                                                                 Taxpayer         SEC Series
                                                                               Identification    (Portfolio)
Name of Series and any Share Classes   Date added to    CUSIP       TICKLER       Number           or Class
                                       the Agreement                 SYMBOL     (Portfolio)       Identifier #
------------------------------------------------------------------------------------------------------------------
The Large-Cap Growth Equity Portfolio   07/20/2007     246248512     DPLGX       203322663        000003930
------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio    07/20/2007     246248108     DPDEX       232651511        S000003931
------------------------------------------------------------------------------------------------------------------
The Mid-Cap Growth Equity Portfolio     07/20/2007     246248207     DPAGX       232651512        S000003932
------------------------------------------------------------------------------------------------------------------
The Small-Cap Growth Equity Portfolio   07/20/2007     246248728     DPSGX       232961620        S000003934
------------------------------------------------------------------------------------------------------------------
The Focus Smid-Cap Growth Equity        07/20/2007     246248546     DGCTX       200385841        S000003935
Portfolio
------------------------------------------------------------------------------------------------------------------
The Smid-Cap Growth Equity Portfolio    07/20/2007     246248520     DSMIX       201875647        S000003936
------------------------------------------------------------------------------------------------------------------
The Real Estate Investment Trust        07/20/2007     246248785     DPRIX       232824437        S000003937
Portfolio
------------------------------------------------------------------------------------------------------------------
The Real Estate Investment Trust        07/20/2007     246248827     DPRTX       232933508        S000003933
Portfolio II
------------------------------------------------------------------------------------------------------------------
The All-Cap Growth Equity Portfolio     07/20/2007     246248645     DPCEX       233028697        S000003928
------------------------------------------------------------------------------------------------------------------
The International Equity Portfolio      07/20/2007     246248306     DPIEX       232651513        S000003944
------------------------------------------------------------------------------------------------------------------
The Labor Select International          07/20/2007     246248876     DELPX       232824436        S000003929
Equity  Portfolio
------------------------------------------------------------------------------------------------------------------
The Emerging Markets Portfolio          07/20/2007     246248843     DPEMX       232883722        S000003940
------------------------------------------------------------------------------------------------------------------
The Global Real Estate Securities       07/20/2007     246248488     DGROX       205895095        S0000015133
Portfolio
------------------------------------------------------------------------------------------------------------------
The Intermediate Fixed Income           07/20/2007     246248405     DPFIX       232651514        S000003943
Portfolio
------------------------------------------------------------------------------------------------------------------
The Core Focus Fixed Income Portfolio   07/20/2007     246248538     DCFIX       201166331        S000003938
------------------------------------------------------------------------------------------------------------------
The High-Yield Bond Portfolio           07/20/2007     246248850     DPHYX       232824439        S000003942
------------------------------------------------------------------------------------------------------------------
The Core Plus Fixed Income Portfolio    07/20/2007     246248579     DCPFX       470873496        S000003939
------------------------------------------------------------------------------------------------------------------
The Global Fixed Income Portfolio       07/20/2007     246248603     DPGIX       237707796        S000003941
------------------------------------------------------------------------------------------------------------------
The International Fixed Income          07/20/2007     246248702     DPIFX       232752973        S000003945
Portfolio
------------------------------------------------------------------------------------------------------------------

                                       67

DELAWARE POOLED TRUST                                  MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       68

VOYAGEUR MUTUAL FUNDS III, a Delaware statutory trust
         SEC Registration No. 811-4547 (1940 Act)
                              2-95928 (1933 Act)
         Registrant CIK# 763749

------------------------------------------------------------------------------------------------------------------
                                                                                 Taxpayer         SEC Series
                                                                               Identification    (Portfolio)
Name of Series and any Share Classes   Date added to    CUSIP       TICKLER       Number           or Class
                                       the Agreement                 SYMBOL     (Portfolio)       Identifier #
------------------------------------------------------------------------------------------------------------------
Delaware Large Cap Core Fund            07/20/2007                               205181648        S0000013156
         Class A                                       246118582     DDCAX
         Institutional Class                           246118558     DDCIX
------------------------------------------------------------------------------------------------------------------
Delaware Select Growth Fund             07/20/2007                               411777915        S000003946
         Class A                                       928931104     DVEAX
         Class B                                       928931849     DVEBX
         Class C                                       928931203     DVECX
         Class R                                       928931740     DFSRX
         Institutional Class                           928931757     VAGGX
------------------------------------------------------------------------------------------------------------------

                                       69

VOYAGEUR MUTUAL FUNDS III                              MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       70

VOYAGEUR TAX FREE FUNDS, a Delaware statutory trust
         SEC Registration No. 811-3910 (1940 Act)
                              2-87910 (1933 Act)
         Registrant CIK# 733362

------------------------------------------------------------------------------------------------------------------
                                                                                 Taxpayer         SEC Series
                                                                               Identification    (Portfolio)
Name of Series and any Share Classes   Date added to    CUSIP       TICKLER       Number           or Class
                                       the Agreement                 SYMBOL     (Portfolio)       Identifier #
------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Fund        07/20/2007                               411473323        S000002418
         Class A                                       928918101     DEFFX
         Class B                                       928928696     DMOBX
         Class C                                       928918408     DMOCX
------------------------------------------------------------------------------------------------------------------

VOYAGEUR TAX FREE FUNDS                                MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       71

DELAWARE VIP TRUST, a Delaware statutory trust
         SEC Registration No. 811-5162 (1940 Act)
                              33-14363 (1933 Act)
         Registrant CIK# 814230

------------------------------------------------------------------------------------------------------------------
                                                                                 Taxpayer         SEC Series
                                                                               Identification    (Portfolio)
Name of Series and any Share Classes   Date added to    CUSIP       TICKLER       Number           or Class
                                       the Agreement                 SYMBOL     (Portfolio)       Identifier #
------------------------------------------------------------------------------------------------------------------
Delaware VIP Balanced Series            07/20/2007                   N/A         232470518        000002472
         Standard Class                                246493209
         Service Class                                 246493100
------------------------------------------------------------------------------------------------------------------
Delaware VIP Capital Reserve Series     07/20/2007                   N/A         232470522        S000002479
         Standard Class                                246493563
         Service Class                                 246493571
------------------------------------------------------------------------------------------------------------------
Delaware VIP Cash Reserve Series        07/20/2007                   N/A         232498450        S000002480
         Standard Class                                246493407
         Service Class                                 246493308
------------------------------------------------------------------------------------------------------------------
Delaware VIP Diversified Income         07/20/2007                   N/A         020680800        S000002481
Series
         Standard Class
         Service Class                                 246493548
                                                       246493555
------------------------------------------------------------------------------------------------------------------
Delaware VIP Emerging Markets Series    07/20/2007                   N/A         232893030        S000002482
         Standard Class                                246493878
         Service Class                                 246493886
------------------------------------------------------------------------------------------------------------------
Delaware VIP Growth Opportunities       07/20/2007                   N/A         232651510        S000002484
Series
         Standard Class                                246493837
         Service Class                                 246493845
------------------------------------------------------------------------------------------------------------------
Delaware VIP High Yield Series          07/20/2007                   N/A         232470524        S000002485
         Standard Class                                246493811
         Service Class                                 246493829
------------------------------------------------------------------------------------------------------------------
Delaware VIP International Value        07/20/2007                   N/A         232698294        S000002486
Equity  Series
         Standard Class                                246493761
         Service Class                                 246493779
------------------------------------------------------------------------------------------------------------------

                                       72

------------------------------------------------------------------------------------------------------------------
                                                                                 Taxpayer         SEC Series
                                                                               Identification    (Portfolio)
Name of Series and any Share Classes   Date added to    CUSIP       TICKLER       Number           or Class
                                       the Agreement                 SYMBOL     (Portfolio)       Identifier #
------------------------------------------------------------------------------------------------------------------
Delaware VIP REIT Series                07/20/2007                   N/A         232948493        S000002473
         Standard Class                                246493720
         Service Class                                 246493738
------------------------------------------------------------------------------------------------------------------
Delaware VIP Select Growth Series       07/20/2007                   N/A         232995417        S000002474
         Standard Class                                246493696
         Service Class                                 246493712
------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value Series     07/20/2007                   N/A         232744441        S000002475
         Standard Class                                246493670
         Service Class                                 246493688
------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend Series               07/20/2007                   N/A         232744851        S000002476
         Standard Class                                246493613
         Service Class                                 246493621
------------------------------------------------------------------------------------------------------------------
Delaware VIP U.S. Growth Series         07/20/2007                   N/A         233011576        S000002477
         Standard Class                                246493589
         Service Class                                 246493597
------------------------------------------------------------------------------------------------------------------
Delaware VIP Value Series               07/20/2007                   N/A         232470517        S000002478
         Standard Class                                246493746
         Service Class                                 246493753
------------------------------------------------------------------------------------------------------------------

                                       73

DELAWARE VIP TRUST                                     MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       74

DELAWARE INVESTMENTS ARIZONA MUNICIPAL INCOME FUND, INC., a Minnesota corporation
         SEC Registration No. 811-7412 (1940 Act)
                              33-56560 (1933 Act)
         Registrant CIK# 895577
         CUSIP:  246100101
         Tax ID#:  411737155
         Series ID#:  S000011336

DELAWARE INVESTMENTS ARIZONA
 MUNICIPAL INCOME FUND, INC.                           MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       75

DELAWARE INVESTMENTS COLORADO INSURED MUNICIPAL FUND, INC., a Minnesota corporation
         SEC Registration No. 811-7810 (1940 Act)
                              33-64658 (1933 Act)
         Registrant CIK# 907573
         CUSIP:  246101109
         Tax ID#:  411751991
         Series ID#:  S000011337

DELAWARE INVESTMENTS COLORADO
 INSURED MUNICIPAL FUND, INC.                          MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       76

DELAWARE INVESTMENTS FLORIDA INSURED MUNICIPAL INCOME FUND, a Massachusetts business trust
         SEC Registration No. 811-7410 (1940 Act)
                              33-56564 (1933 Act)
         Registrant CIK# 895574
         CUSIP:  24610T108
         Tax ID#:  411737161
         Series ID#:  S000011338

DELAWARE INVESTMENTS FLORIDA
 INSURED MUNICIPAL INCOME FUND                         MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       77

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC., a Minnesota corporation
         SEC Registration No. 811-7420 (1940 Act)
                              33-56562 (1933 Act)
         Registrant CIK# 895658
         CUSIP:  24610V103
         Tax ID#:  411737158
         Series ID #:  S000011340

DELAWARE INVESTMENTS MINNESOTA
 MUNICIPAL INCOME FUND II, INC.                        MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       78

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC., a Maryland corporation
         SEC Registration No. 811-7460 (1940 Act)
                              33-57808 (1933 Act)
         Registrant CIK# 896923
         CUSIP:  245915103
         Tax ID#:  232713064
         Series ID#:  S000011332

DELAWARE INVESTMENTS DIVIDEND
 AND INCOME FUND, INC.                                 MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       79

DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC., a Maryland corporation
         SEC Registration No. 811-8246 (1940 Act)
                              33-73430 (1933 Act)
         Registrant CIK# 916713
         CUSIP:  245916101
         Tax ID#:  232753201
         Series ID#:  S000011333

DELAWARE INVESTMENTS GLOBAL
 DIVIDEND AND INCOME FUND, INC.                        MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       80

DELAWARE INVESTMENTS ENHANCED GLOBAL DIVIDEND AND INCOME FUND, INC., a Maryland corporation
         SEC Registration No. 811-22050 (1940 Act)
                              333-142103 (1933 Act)
         Registrant CIK# 1396167
         CUSIP:  246100101
         Tax ID#:  260161937

DELAWARE INVESTMENTS ENHANCED
GLOBAL DIVIDEND AND INCOME FUND, INC.                  MELLON BANK, N.A.

By:                                                    By:
Title:  Chief Financial Officer                        Title:  First Vice President
Date:                                                  Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania  19103
Attn: Chief Financial Officer and General Counsel

                                       81

                             APPENDIX E FEE SCHEDULE

                                                               -----------------------------
                                                               Basis Point/ Unit Cost
                                                               -----------------------------
Administrative Fee
Domestic
                                                               -----------------------------
        1/10 basis point (.000010) on domestic assets          0.10
                                                               -----------------------------
Global
                                                               -----------------------------
        Developed Markets Category 1                           3.00
                                                               -----------------------------
        Developed Markets Category 2                           4.50
                                                               -----------------------------
        Developed Markets Category 3                           7.00
                                                               -----------------------------
        Intermediate Markets Category 4                        12.00
                                                               -----------------------------
        Intermediate Markets Category 5                        20.00
                                                               -----------------------------
        Emerging Markets- Category 6                           40.00
                                                               -----------------------------
Structural Charges
                                                               -----------------------------
        Per Domestic Account                                    waived
                                                               -----------------------------
        Per Global Account                                      waived
                                                               -----------------------------
        Per Fund of Fund                                        waived
                                                               -----------------------------
        Third party Lending Support (per fund)                  5,000.00
                                                               -----------------------------
Transaction Fee
Domestic
                                                               -----------------------------
        Per Depository or Fed Eligible Transaction             $1.00
                                                               -----------------------------
        Per Physical Transaction                               $15.00
                                                               -----------------------------
        Per Fed Funds Wire Received Or Delivered               $3.00
                                                               -----------------------------
        Per Paydown                                            $1.00
                                                               -----------------------------
        Per Option (per Write, Close, Expire, or Exercise)     $5.00
                                                               -----------------------------
        Per Forward Contract                                   $20.00
                                                               -----------------------------
        Per F/X Not Executed At Mellon                         $30.00
                                                               -----------------------------
        Per Security Segregation                               $3.00
                                                               -----------------------------
Global
                                                               -----------------------------
        Developed Markets Category 1                           $25.00
                                                               -----------------------------
        Developed Markets Category 2                           $25.00
                                                               -----------------------------
        Developed Markets Category 3                           $25.00
                                                               -----------------------------
        Intermediate Markets Category 4                        $50.00
                                                               -----------------------------
        Intermediate Markets Category 5                        $60.00
                                                               -----------------------------
        Emerging Markets- Category 6                           $85.00
                                                               -----------------------------
Conversion and Implementation Costs
                                                               -----------------------------
        Conversion and Implementation                          Waived (see Notes)
                                                               -----------------------------
Workbench Information Delivery
        Client Reporting
                                                               -----------------------------
          Unlimited Workbench User IDs*
                                                               -----------------------------
Customized Report Development
                                                               -----------------------------
          Per Report (Minimum) for One-time Development Fee      $1,000.00
                                                               -----------------------------
          Per Report Annual Maintenance Fee                      $500.00
                                                               -----------------------------
          Per Hour for Special Projects                          $150.00
                                                               -----------------------------

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------
Custodian will pass through to the client any out-of-pocket  expenses associated with the following:
--------------------------------------------------------------------------------
o    Worldwide custody, including but not limited to, postage, courier expenses, registration fees, stamp duties, and fed wire fees, etc.
--------------------------------------------------------------------------------

o    Postage and courier expenses associated with delivery of reports

--------------------------------------------------------------------------------

o    Proxy or tender solicitation expenses incurred with respect to our duties

--------------------------------------------------------------------------------

o    Charges  for  customized  reporting  development,   programming,  interface
     development and maintenance at $150 per hour

--------------------------------------------------------------------------------

     Costs on client specific,  customized vendor feeds or data services used to support client customized reporting

--------------------------------------------------------------------------------

     Communication  and  hardware  expenses  including  terminals,  printers and leased lines required to support data transmissions to/from Custodian

--------------------------------------------------------------------------------

o    Legal charges for extraordinary events, such as lawsuits,  client initiated events and regulatory audits, etc.

--------------------------------------------------------------------------------

o    The U.S.  depository,  physical and foreign market  transaction  categories will  include  buys  and  sells in the  appropriate  market,  free  trades, maturities, corporate action transactions, pairoff transactions, repurchase agreements,  cross  trades  and fund  mergers as well as  transfers  out of
     Custodian  as it relates to a  deconversion  or  transactions  related to a transfer in kind. Subject to the provisions of Article IV, Section 7(f) and
     7(g)  of  the  Agreement  to  which  this  Appendix  E  is  attached,   (i)
     transactions  related to the change of a sub-custodian  will not be billed, nor will  transactions  related to a conversion of assets into Custodian be billed and (ii)  Custodian  will not charge  transaction  fees for security movements  related to securities  lending  provided  that  Custodian or its affiliate is the securities lending agent.

--------------------------------------------------------------------------------

     Memo items and non-affiliated/external sweep products will be included as a
     U.S. depository transaction.

--------------------------------------------------------------------------------

     Non-U.S. cash transfers to/from an outside party are included under foreign market  transactions.  (Excludes cash  transfers  between  accounts  within
     Custodian's Subcustodian network.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Additional fees may apply in situations where the following may occur:  client's billing requirements are exceptional,  client requires "rush" service or systems development,  clients require  consulting  services and / or manual or otherwise exceptional  pricing for  securities,  Tax  Department  support  work, or client requires on-site training.

--------------------------------------------------------------------------------
Market Tiers:
--------------------------------------------------------------------------------
        Developed Markets
--------------------------------------------------------------------------------
Category 1: Canada, Euroclear,  France, Germany, Italy, Japan, Netherlands,  New
Zealand, Spain, Sweden, Switzerland, United Kingdom, CEDEL
--------------------------------------------------------------------------------
Category 2: Austria, Australia,  Belgium, Denmark, Finland, Ireland, Luxembourg,
Mexico, Norway, South Africa
--------------------------------------------------------------------------------
Category 3: Argentina, Brazil, Hong Kong, Malaysia,  Portugal,  Singapore, South
Korea, Sri Lanka, Thailand, Turkey
--------------------------------------------------------------------------------
Intermediate Markets
--------------------------------------------------------------------------------
Category 4: Czech Republic,  Greece, Hungary,  Indonesia,  Israel, Peru, Taiwan,
Zimbabwe
--------------------------------------------------------------------------------
Category 5: Bangladesh,  Bermuda,  Botswana, Ghana, Kenya, Mauritius,  Pakistan,
Philippines, Poland, Uruguay
--------------------------------------------------------------------------------
Emerging Markets
--------------------------------------------------------------------------------
Category 6: Chile, China - Shanghai, China - Shenzhen,  Colombia, Cyprus, Egypt,
Estonia, India, Jordan, Morocco, Russia, Slovak Republic, Venezuela, Zambia
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Earnings credits and Overdraft Fees:
--------------------------------------------------------------------------------

     Earnings  credits and  overdraft  rates will be  calculated  monthly on the basis of the following formula:  The Account may earn interest on balances, including disbursement balances and balances arising from purchase and sale transactions.  For each month during which the Custodian holds property for the Client, there shall be an adjustment to the custody fees, calculated as follows. For each day of the month in which the closing cash balance of the
     Account is more than zero,  such cash  balance  amount  will earn  interest calculated  by taking  the  amount of the idle  balance  multiplied  by the
     Overnight  Federal  Funds Rate  (defined  below)  minus .50% divided by 365 days. The amount of interest credit shall be known as the "Daily  Credits."
     Alternatively,  for each day of the month in which the  closing  balance of the Account is less than zero (an  "overdraft"),  the overdraft amount will be subject  to a charge  calculated  by taking the amount of the  overdraft multiplied  by the Overnight  Federal Funds Rate (defined  below) plus .50%
     divided by 365 days. The amount of interest charge shall be known as "Daily
     Charges."  The net of the Daily  Credits and Daily Charges for a particular month  will be  credited  or  debited,  as the case may be, to the  Monthly
     Notification for the applicable  period.  Monthly credit balances will roll forward to offset future Custodian fees and expenses.  Unused Daily Credits will expire at calendar year end.  Credit  balances may not be transferred.
     They are used  exclusively to offset  Custodian fees and expenses and shall not be applied against investment or other related expenses. A Daily Charge shall not apply to the extent that an  overdraft is solely due to Custodian error.

     The term  "Overnight  Federal  Funds Rate" shall mean,  for any month,  the average of daily "Federal  Funds Rates" for such month.  In turn, the daily
     Federal  Funds Rates shall mean,  for any day, the weighted  average of the rates on overnight  Federal Funds  transactions with members of the Federal
     Reserve System  arranged by Federal Funds brokers on such day, as published by the Federal Reserve Bank of New York on the business day next succeeding such day.

--------------------------------------------------------------------------------

Initial Custody Conversion Fee Waiver
--------------------------------------------------------------------------------

     Custodian  will  not  charge  custody  transaction  charges  (per  this fee schedule)  related  to the  initial  conversion  of  assets  to  Custodian.
     Custodian will not pass thru global  custody market charges  (including but not limited to, postage, courier expenses, registration fees, stamp duties, and fed wire fees,  etc.)  related to the initial  conversion  of assets to
     Custodian  provided that the securities are properly  registered at current custodian.

--------------------------------------------------------------------------------
        FEES WILL BE PAYABLE AS FOLLOWS
--------------------------------------------------------------------------------

Fees will be calculated and billed on a monthly  basis.  Fees not paid within 60 days of the due date will be  subject  to a late  charge  of 1.5% of the  amount billed.  Additional  charges  of 1.5%  per  month  will  be  incurred  for  each additional month fees remain unpaid.

--------------------------------------------------------------------------------

                                        MELLON BANK, N.A.

                                        By:      ___________________________
                                        Title:   First Vice President

                                        DELAWARE GROUP ADVISER FUNDS, on
                                        behalf of its Series identified on
                                        Appendix D

                                        DELAWARE GROUP CASH RESERVE, on
                                        behalf of its Series identified on
                                        Appendix D

                                        DELAWARE GROUP EQUITY FUNDS I, on
                                        behalf of its Series identified on
                                        Appendix D

                                        DELAWARE GROUP EQUITY FUNDS II, on
                                        behalf of its Series identified on
                                        Appendix D

                                        DELAWARE GROUP EQUITY FUNDS III,
                                        on behalf of its Series identified
                                        on Appendix D

                                        DELAWARE GROUP EQUITY FUNDS IV, on
                                        behalf of its Series identified on
                                        Appendix D

                                        DELAWARE GROUP EQUITY FUNDS V, on
                                        behalf of its Series identified on
                                        Appendix D

                                        DELAWARE GROUP FOUNDATION FUNDS,
                                        on behalf of its Series identified
                                        on Appendix D

                                        DELAWARE GROUP INCOME FUNDS, on
                                        behalf of its Series identified on
                                        Appendix D

                                        DELAWARE GROUP STATE TAX-FREE
                                        INCOME TRUST, on behalf of
                                        its Series identified on Appendix D

                                        DELAWARE GROUP TAX-FREE FUND, on
                                        behalf of its Series identified
                                        on Appendix D

                                        DELAWARE GROUP TAX-FREE MONEY
                                        FUND, on behalf of its Series
                                        identified on Appendix D

                                        DELAWARE GROUP GLOBAL &
                                        INTERNATIONAL FUNDS, on behalf of
                                        its Series identified on Appendix D

                                        VOYAGEUR INSURED FUNDS, on behalf
                                        of its Series identified on
                                        Appendix D

                                        DELAWARE INVESTMENTS MUNICIPAL
                                        TRUST, on behalf of its Series
                                        identified on Appendix D

                                        VOYAGEUR INTERMEDIATE TAX-FREE
                                        FUNDS, on behalf of its Series
                                        identified on Appendix D

                                        VOYAGEUR MUTUAL FUNDS, on behalf
                                        of its Series identified on
                                        Appendix D

                                        VOYAGEUR MUTUAL FUNDS II, on
                                        behalf of its Series identified on
                                        Appendix D

                                        DELAWARE GROUP GOVERNMENT FUND, on
                                        behalf of its Series identified on
                                        Appendix D

                                        DELAWARE GROUP LIMITED-TERM
                                        GOVERNMENT FUNDS, on behalf of its
                                        Series identified on Appendix D

                                        DELAWARE POOLED TRUST, on behalf
                                        of its Series identified on
                                        Appendix D

                                        VOYAGEUR MUTUAL FUNDS III, on
                                        behalf of its Series identified on
                                        Appendix D

                                        VOYAGEUR TAX FREE FUNDS, on behalf
                                        of its Series identified on
                                        Appendix D

                                        DELAWARE VIP TRUST, on behalf of
                                           its Series identified on Appendix D

                                        DELAWARE INVESTMENTS ARIZONA
                                        MUNICIPAL INCOME FUND, INC.

                                        DELAWARE INVESTMENTS COLORADO
                                        INSURED MUNICIPAL FUND, INC.

                                        DELAWARE INVESTMENTS FLORIDA
                                        INSURED MUNICIPAL INCOME FUND

                                        DELAWARE INVESTMENTS MINNESOTA
                                        MUNICIPAL INCOME FUND II, INC.

                                        DELAWARE INVESTMENTS DIVIDEND AND
                                        INCOME FUND, INC.

                                        DELAWARE INVESTMENTS GLOBAL
                                        DIVIDEND AND INCOME FUND, INC.

                                        DELAWARE INVESTMENTS ENHANCED
                                        GLOBAL DIVIDEND AND INCOME FUND, INC.

                                        By:      ___________________________
                                        Title:   Chief Financial Officer

                                    EXHIBIT A
                     CUSTOMER IDENTIFICATION PROGRAM NOTICE

[GRAPHIC OMITTED]MELLON

--------------------------------------------------------------------------------
                     CUSTOMER IDENTIFICATION PROGRAM NOTICE

        IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the  government  fight the  funding of  terrorism  and money  laundering activities, all financial institutions are required by law to obtain, verify and record  information  that  identifies  each  individual  or entity that opens an account.

     What this means for you: When you open an account, we will ask you for your name,  address,  taxpayer or other  government  identification  number and other information,  such as date of  birth  for  individuals,  that  will  allow us to identify you. We may also ask to see identification documents such as a driver's license, passport or documents showing existence of the entity.

--------------------------------------------------------------------------------

         Rev. 09/03